Warburg Pincus Advisor Funds                                    October 31, 1997
Capital Appreciation Fund
Emerging Growth Fund
Post-Venture Capital Fund
Small Company Value Fund
Small Company Growth Fund
Strategic Value Fund
Growth & Income Fund
Balanced Fund




                                    A

                               ANNUAL REPORT


More complete information about the Funds, including charges and expenses and, where applicable, the special considerations and risks associated with international investing is provided in the Prospectus, which must precede or accompany this report and which should be read carefully before investing. You may obtain additional copies by calling 800-369-2728 or by writing to Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, MA 02205-9030.


                                   WARBURG PINCUS
                                  ASSET MANAGEMENT

From time to time, the Funds' investment adviser and co-administrator may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

The views of the Funds' management are as of the date of the letters and portfolio holdings described in this annual report are as of October 31, 1997; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this annual report is a recommendation to purchase or sell securities.

WARBURG PINCUS ADVISOR CAPITAL APPRECIATION FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 18, 1997

   The objective of Warburg Pincus Capital Appreciation Fund (the 'Fund') is long-term capital appreciation. The Fund invests primarily in a broadly diversified portfolio of equity securities of U.S. companies. The Fund attempts to identify sectors of the market and companies within market sectors that it believes will outperform the overall market.

   For the 12 months ended October 31, 1997, the Fund gained 30.37%, vs. returns of 32.08% for the S&P 500 Index and 28.42% for the Lipper Growth Funds Index.

   The Fund fared well vs. its peers for the 12 months, but modestly trailed the S&P 500 Index. That underperformance largely reflects our limited exposure, through the period, to the handful of large-cap growth stocks that powered the index's advance. In our view, most of these stocks were expensive on a risk-reward basis, thus we continued to underweight them in favor of stocks that we deemed to have more compelling valuations.

   We found a number of such stocks within the financial industry, against a backdrop of significant top-line growth, ongoing industry-wide merger and acquisition activity and favorable demographic trends. We held significant weightings in both the banking and financial-services area, with a bias toward the latter. The Fund's financial holdings contributed positively to its return for the period.

   We also maintained a significant position in energy stocks, a weighting we began to increase last year in anticipation of a more favorable supply/demand scenario. This had a positive impact on the Fund's return, as lower-than-expected domestic oil reserves and a continued strong economy helped push energy stocks higher for the 12 months.

   Another noteworthy sector for the Fund during the period, and one that proved beneficial to its performance, was technology. We were significantly underweighted in technology stocks in the first half of the period, which proved timely, given the sector's severe correction early this year. We began to increase our position in May, however, as continued volatility in the area had created a number of attractive buying opportunities. As a result, the Fund had a substantially higher weighting in technology over the July-through-September span, a time of considerable strength in the area. We reduced our position late in the period, taking profits as valuations headed back toward what we viewed as generally expensive territory.

WARBURG PINCUS ADVISOR CAPITAL APPRECIATION FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997 (CONT'D)
--------------------------------------------------------------------------------

   Elsewhere, we maintained a significant presence in consumer-related stocks, reflecting our view that a strengthening economy and a modest but steady rise in wages would continue to support the industry in general. We emphasized the restaurant, lodging and retail areas, where we saw the best relative values.

   The remainder of the Fund was diversified broadly by sector; areas in which we also found stocks offering growth at a reasonable price included the aerospace & defense, transportation, chemical and communications & media industries. Our holdings in these sectors contributed positively to the Fund's performance for the 12 months.

George U. Wyper                             Susan L. Black
Co-Portfolio Manager                        Co-Portfolio Manager

WARBURG PINCUS ADVISOR CAPITAL APPRECIATION FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

     GROWTH OF $10,000 INVESTED IN ADVISOR SHARES OF WARBURG PINCUS ADVISOR
        CAPITAL APPRECIATION FUND SINCE INCEPTION AS OF OCTOBER 31, 1997

   The graph below illustrates the hypothetical investment of $10,000 in Advisor Shares of Warburg Pincus Advisor Capital Appreciation Fund (the 'Fund') from April 4, 1991 (inception) to October 31, 1997, compared to the S&P 500* for the same time period.

                                                    Average Annual Total Returns
                                                     for periods ended 10/31/97
             Fund (Advisor Shares)      S&P 500           (Advisor Shares)
             ---------------------      -------     ----------------------------
  4/4/91             10,000              10,000               1 year
10/31/91             10,153              10,653               30.37%
10/31/92             11,151              11,710
10/31/93             13,564              13,456               5 year
10/31/94             13,730              13,971               19.72%
10/31/95             16,944              17,655
10/31/96             21,037              21,893           Since Inception
10/31/97             27,425              28,916               (4/4/91)
                                                               16.56%

                                                                                FUND
                                                                               ------
1 Year Total Return (9/30/96-9/30/97).......................................    35.56%
5 Year Average Annual Total Return (9/30/92-9/30/97)........................    21.05%
Average Annual Total Return Since Inception (8/17/87-9/30/97)...............    17.37%

------------
* The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of Standard & Poor's Corporation.

WARBURG PINCUS ADVISOR EMERGING GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 18, 1997

   The objective of Warburg Pincus Emerging Growth Fund (the 'Fund') is maximum capital appreciation. The Fund pursues its objective by investing primarily in common stocks and warrants of emerging-growth companies that represent attractive opportunities for maximum capital appreciation. Emerging growth companies are defined as small or medium-sized companies that have passed their start-up phase, show positive earnings and are deemed to have prospects of achieving significant profit and gains in share price in a relatively short period of time.

   For the 12 months ended October 31, 1997, the Fund had a total return of 20.62%, vs. returns of 18.58% for the Lipper Small Cap Funds Index, 21.18% for the Russell 2000 Growth Index, and 32.08% for the S&P 500 Index.

   The reporting period was ultimately a solid one for smaller-cap and aggressive-growth issues. These stocks, which were weak performers over the November-through-April span, bounced back strongly in the second half of the period, spurred, most notably, by growing recognition of their appeal on a valuation basis. Other factors driving the rally in smaller, high-growth stocks included a reduction in the capital-gains tax, a relative lack of competition from IPOs and a perception that the U.S. was a 'safe haven' from the currency volatility in Southeast Asia. The Fund benefited from these developments and from strength in specific areas. Top performers for the Fund over the period included its financial, technology, energy, pharmaceutical and consumer-oriented issues.

   We maintained a significant position in technology over the 12 months. Collectively, technology stocks continued to sell at only modest premiums (by historical measures) over lower-growth, non-technology issues through the period, and we found a number of opportunities to increase our exposure. Names we added during the period included Adobe Systems, a manufacturer of graphics-production software. We believe an expanding Internet -- specifically the continued launching of graphically sophisticated Web sites -- will remain a source of increased demand for the company's products. Another position we established was PeopleSoft (one of the Fund's largest holdings as of October
31), a developer of client/server applications for large and mid-sized corporations.

   We also held a sizable weighting in the business-services area during the 12 months. We believe a strong trend of outsourcing by Corporate America remains in force, and that specific, niche-oriented smaller companies will continue to benefit as a result. The Fund's positions here during the period

WARBURG PINCUS ADVISOR EMERGING GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997 (CONT'D)
--------------------------------------------------------------------------------
included temporary-staff providers Robert Half International and On Assignment, the latter specializing in scientific and environmental staffing needs.

   Another area of emphasis for the Fund, and one we increased as the period progressed, was financial companies. Against a generally favorable backdrop for these companies -- declining interest rates, ongoing industry-wide merger and acquisition activity, a strong stock market -- we continued to find reasonably priced stocks, particularly within the financial-services area.

   Elsewhere, the Fund had significant weightings in the health-care, energy, and consumer-related industries; other noteworthy positions included the telecommunications and real-estate sectors. One theme common to our stock selection in these areas was consolidation. Specifically, we believe that merger activity, which has been strong in certain areas (e.g., financial services and waste management), will become more prevalent in other industries as well. Against this backdrop, we remain focused on identifying companies whose strong growth rates will merit special attention from larger companies seeking to grow via takeovers and mergers.

Elizabeth B. Dater
Co-Portfolio Manager

Stephen J. Lurito
Co-Portfolio Manager

Medha Vora
Co-Profolio Manager

WARBURG PINCUS ADVISOR EMERGING GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

     GROWTH OF $10,000 INVESTED IN ADVISOR SHARES OF WARBURG PINCUS ADVISOR
          EMERGING GROWTH FUND SINCE INCEPTION AS OF OCTOBER 31, 1997

   The graph below illustrates the hypothetical investment of $10,000 in Advisor Shares of Warburg Pincus Advisor Emerging Growth Fund (the 'Fund') from April 4, 1991 (inception) to October 31, 1997, compared to the S&P 500* and the Lipper Small Cap Funds Index** for the same time period.

                                                                                    Average Annual Total Returns
                                                                                     for periods ended 10/31/97
             Fund (Advisor Shares)     Lipper Small Cap Funds Index     S&P 500           (Advisor Shares)
             ---------------------     ----------------------------     -------     ----------------------------
  4/4/91             10,000                       10,000                 10,000               1 year
10/31/91             11,197                       11,226                 10,653               20.62%
10/31/92             12,223                       12,017                 11,710
10/31/93             16,094                       15,559                 13,456               5 year
10/31/94             16,048                       15,885                 13,971               19.54%
10/31/95             21,382                       19,631                 17,655
10/31/96             24,738                       22,997                 21,893           Since Inception
10/31/97             29,838                       27,294                 28,916              (4/4/91)
                                                                                              18.06%

                                                                                FUND
                                                                                -----
1 Year Total Return (9/30/96-9/30/97)........................................   25.56%
5 Year Average Annual Total Return (9/30/92-9/30/97).........................   21.75%
Average Annual Total Return Since Inception (1/21/88-9/30/97)................   19.30%

------------
 * The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of Standard & Poor's Corporation.

** The Lipper Small Cap Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services Inc.

WARBURG PINCUS ADVISOR POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 18, 1997

   The objective of Warburg Pincus Post-Venture Capital Fund (the 'Fund') is long-term growth of capital. The Fund pursues its objective by investing primarily in equity securities of U.S. companies considered to be in their post-venture-capital stage of development.

   For the 12 months ended October 31, 1997, the Fund had a return of 9.48%, vs. returns of 28.42% for the Lipper Growth Funds Index, 21.18% for the Russell 2000 Growth Index, and 6.48% for the Warburg Pincus/Venture Economics Post-Venture Capital Index. The Fund's average annual total return since inception (on September 29, 1995) through October 31 was 31.04%.

   The Fund lagged its Lipper and Russell benchmarks by wide margins for the 12 months, which is largely attributable to its underperformance over the November-through-April span. This was an extremely difficult period for the Fund's holdings and, more broadly, the types of stocks in which the Fund invests (i.e., smaller-cap and aggressive-growth stocks). Many technology stocks suffered sizable losses over the first half of the period, which weighed heavily on the Fund's performance, given its significant presence in the industry (stocks that particularly hampered the Fund included some of its larger software holdings, which were hurt by reports of slowing revenue sales early this year). That notwithstanding, we remain committed to technology as a long-term investment theme, and believe that well-financed, innovative technology companies, such as those held in the Fund, will continue to be the engines of global economic growth.

   We maintained a sizable weighting in the electronics industry through the period, an area we have long viewed as a particularly innovative segment of technology. Our holdings here canvassed the market-cap spectrum, and included Linear Technology, whose integrated circuits are used in a variety of products, such as telecommunication equipment and computer peripherals; and Microchip Technology, a manufacturer of specialty microprocessors.

   We also held a substantial weighting in computer stocks. Our largest positions in this area, and ones that contributed positively to the Fund's return for the 12 months, included PeopleSoft, a provider of various client/server application products, and BMC Software. We remain upbeat on the long-term prospects of both stocks. BMC, for example, has developed products that we believe will place it as a strategic partner among the likes of Hewlett-Packard, IBM and Microsoft.

WARBURG PINCUS ADVISOR POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997 (CONT'D)
--------------------------------------------------------------------------------

   The other chief component of our technology exposure was the telecommunications and equipment sector. Our optimism regarding the area's longer-term prospects is based on the continued expansion of the Internet, as well as an ongoing global deregulation trend in the networking and telephone industries.

   Elsewhere, our significant weightings included the business-services sector, which we believe will continue to benefit from a strong trend toward corporate outsourcing. Our focus was on companies that stand to take particular advantage of this trend, namely benefit-, personnel- and inventory-management companies, as well as product-development and manufacturing contractors.

   The rest of the Fund was invested across a range of industries, including the financial-services, health-care, energy and consumer-related areas. Regarding that last, notable changes we made during the period included raising our positions in the retail and leisure/entertainment sectors. In these areas, which we have increasingly come to favor as diversification tools, we added several stocks we deemed attractive on a valuation basis.

   Going forward, our outlook on the collective prospects for stocks of post-venture-capital companies (which we define as those that have received venture-capital financing either during the early stages of their existence or the early stages of the development of a new product or service, or as part of a restructuring or recapitalization) remains positive, the Fund's underperformance for the period notwithstanding. We will continue to devote our efforts to selecting stocks with the best long-term prospects, employing our broader themes such as outsourcing and the global adoption of U.S. technology. We would caution investors, however, that investing in these securities entails potential risks (e.g., that of heightened volatility) as well as rewards. Because of the nature of the Fund's holdings and certain strategies it may use, an investment in the Fund should be considered only for the aggressive portion of an investor's portfolio and may not be appropriate for all investors. Investors should review the prospectus carefully before purchase.

Elizabeth B. Dater                          Stephen J. Lurito
Co-Portfolio Manager                        Co-Portfolio Manager

WARBURG PINCUS ADVISOR POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

     GROWTH OF $10,000 INVESTED IN ADVISOR SHARES OF WARBURG PINCUS ADVISOR
        POST-VENTURE CAPITAL FUND SINCE INCEPTION AS OF OCTOBER 31, 1997

   The graph below illustrates the hypothetical investment of $10,000 in Advisor Shares of Warburg Pincus Advisor Post-Venture Capital Fund (the 'Fund') from September 29, 1995 (inception) to October 31, 1997, compared to the Lipper Growth Funds Index ('Lipper')*, the Russell 2000 Growth Index ('Russell')** and the Warburg Pincus/Venture Economics Post-Venture Capital Index ('PVCI')*** for the same time period.

                                                                                                Average Annual Total Returns
                                                                                                  for periods ended 10/31/97
             Fund (Advisor Shares)        Russell                  Lipper              PVCI           (Advisor Shares)
             ---------------------        -------                  ------              ----     ----------------------------
 9/29/95             10,000.00            10,000.00               10,000.00          10,000.00              1 year
10/31/95             10,669.33             9,508.20                9,867.30          10,142.90               9.48%
11/30/95             12,887.11             9,927.99               10,201.31          10,486.44
12/29/95             13,816.18            10,147.89               10,244.46          10,411.36          Since Inception
 1/31/96             14,115.88            10,063.97               10,492.07          10,497.77            (9/29/95)
 2/29/96             15,234.77            10,522.89               10,656.79          11,030.32              30.44%
 3/29/96             15,634.37            10,730.92               10,706.13          10,968.88
 4/30/96             17,392.61            11,554.74               10,974.54          12,051.84
 5/31/96             17,852.15            12,147.26               11,169.23          12,480.29
 6/28/96             16,693.31            11,358.06               11,060.10          11,731.09
 7/31/96             14,305.69             9,971.58               10,462.08          10,441.49
 8/30/96             15,194.81            10,709.77               10,772.81          11,097.43
 9/30/96             16,453.55            11,261.33               11,375.01          12,050.25
10/31/96             15,914.09            10,775.63               11,538.81          11,537.64
11/29/96             16,103.90            11,075.30               12,268.06          12,115.21
12/31/96             16,133.87            11,291.26               12,036.19          11,961.59
 1/31/97             16,603.40            11,573.32               12,667.73          12,365.41
 2/28/97             15,474.53            10,874.52               12,570.70          11,534.09
 3/31/97             14,305.69            10,107.22               11,995.46          10,371.80
 4/30/97             14,235.76             9,990.38               12,523.14          10,202.11
 5/30/97             15,884.16            11,492.03               13,389.74          11,868.43
 6/30/97             16,213.79            11,881.73               13,890.25          11,760.07
 7/31/97             17,682.32            12,490.55               15,014.89          12,925.49
 8/29/97             17,462.54            12,865.39               14,485.94          12,890.20
 9/30/97             18,681.32            13,892.04               15,313.96          13,517.57
10/31/97             17,422.58            13,057.69               14,819.78          12,285.85



/
                                                                                 FUND
                                                                                ------
1 Year Total Return (9/30/96-9/30/97)........................................   13.54%
Average Annual Total Return Since Inception (9/29/95-9/30/97)................   36.57%

------------

 * The Lipper Growth Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services Inc.

 ** The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Growth Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

*** The Warburg Pincus/Venture Economics Post-Venture Capital Index is a market-valued index that measures the performance of public stocks of companies that received financing from a U.S. venture capital or buyouts limited partnership prior to or during public trading status, without dividends. Companies remain in the index for ten years from the date of first inclusion or until the price data is no longer available, for example, due to a merger or acquisition. The index is calculated monthly and has a first index period of January 1986 with the index value initialized at 100. The index is a joint project of Venture Economics and Warburg, Pincus Asset Management, Inc.

WARBURG PINCUS ADVISOR SMALL COMPANY VALUE FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 18, 1997

   The objective of Warburg Pincus Small Company Value Fund (the 'Fund') is long-term capital appreciation. The Fund invests primarily in a portfolio of equity securities of small-capitalization companies (i.e., those with stock-market capitalizations of $1 billion or less at the time of initial purchase) that are considered to be relatively undervalued.

   For the 12 months ended October 31, 1997, the Fund gained 30.47%, vs. a gain of 29.33% for the Russell 2000 Index.

   The Fund's solid return for the reporting period reflects the small-cap market's strong rebound over the May-through-October span, as well as good stock selection in general. Small caps initially (i.e., through April) lagged their larger-cap counterparts by a sizable margin, with investors clearly preferring the latter group's greater liquidity and perceived earnings stability. This trend began to reverse, however, as the market took note of small-caps' compelling valuations and more-favorable earnings prospects vs. those of large caps. Additionally, several blue-chip companies that had previously paced the market's advance issued profit warnings in the latter part of the reporting period. This combination prompted many investors to shift assets toward the small-cap area, including small-cap-value stocks.

   The Fund's financial stocks, which represented the Fund's largest sector weighting throughout the period, were particularly good performers, buoyed in part by a favorable interest-rate environment and ongoing industry-wide consolidation. (It should be stressed that our sector weightings are byproducts of our company-by-company stock-selection process, and not bets on specific industries.) We found a number of very attractively valued stocks in the insurance area, as well as in the brokerage and banking areas.

   The Fund saw good showings from stocks in a variety of other industries as well. These included shipbuilder Avondale Industries, which benefited from an increase in both defense and commercial contracts, and from consolidation among defense contractors in general. Another holding that contributed positively to the Fund's performance for the period was EA Industries, a manufacturer of electronic circuit boards. The stock performed poorly in 1996 due to rapidly deteriorating fundamentals, and it continued to languish into 1997. In our view, the stock had become significantly undervalued, given the arrival of new management and the stock's low price-to-revenue ratio relative to companies with similar business profiles, hence our decision to buy early this year. An improvement in the company's

WARBURG PINCUS ADVISOR SMALL COMPANY VALUE FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997 (CONT'D)
--------------------------------------------------------------------------------
revenue flow and balance sheet helped the stock rise strongly in the latter part of the period.

   Looking ahead to 1998, we remain positive regarding the prospects for small-cap stocks, particularly the low-multiple and underfollowed issues targeted by the Fund. Small-cap stocks, while somewhat more expensive as a result of their recent rally, continue to present very attractive opportunities. In this context, we will remain focused on identifying companies undergoing changes (such as restructurings or new management) that stand to significantly improve longer-term profitability and stock performance.

George U. Wyper                             Kyle F. Frey
Portfolio Manager                           Associate Portfolio Manager

WARBURG PINCUS ADVISOR SMALL COMPANY VALUE FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

     GROWTH OF $10,000 INVESTED IN ADVISOR SHARES OF WARBURG PINCUS ADVISOR
        SMALL COMPANY VALUE FUND SINCE INCEPTION AS OF OCTOBER 31, 1997

   The graph below illustrates the hypothetical investment of $10,000 in Advisor Shares of Warburg Pincus Advisor Small Company Value Fund (the 'Fund') from December 29, 1995 (inception) to October 31, 1997, compared to the Russell 2000 Index ('Russell')* for the same time period.


                                                                Average Annual
                                                                Total Returns
                                                               for period ended
                                                                   10/31/97
                    Fund (Advisor Shares)         Russell      (Advisor Shares)
                    ---------------------        ---------     ----------------
                          10,000.00              10,000.00
 1/31/96                  10,000.00               9,989.40
 2/29/96                  10,650.00              10,300.67
 3/29/96                  11,550.00              10,510.29           1 Year
 4/30/96                  12,620.00              11,072.27           30.47%
 5/31/96                  13,440.00              11,508.63
 6/28/96                  13,330.00              11,036.20
 7/31/96                  12,840.00              10,072.30
 8/30/96                  13,530.00              10,657.20
 9/30/96                  14,090.00              11,073.68
10/31/96                  14,460.00              10,903.15
11/29/96                  15,060.00              11,352.36
12/31/96                  15,699.60              11,649.90
 1/31/97                  15,962.61              11,882.78      Since Inception
 2/28/97                  15,669.25              11,594.75        (12/29/95)
 3/31/97                  15,123.01              11,047.71          41.10%
 4/30/97                  15,173.58              11,078.53
 5/30/97                  16,124.46              12,311.01
 6/30/97                  17,227.08              12,838.66
 7/31/97                  17,955.41              13,436.05
 8/29/97                  18,552.24              13,743.46
 9/30/97                  19,978.55              14,749.35
10/31/97                  18,865.82              14,101.56

                                                                               FUND
                                                                              -------

1 Year Total Return (9/30/96-9/30/97)......................................    41.79%
Average Annual Total Return Since Inception (12/29/95-9/30/97).............    48.21%

------------
* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Growth Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

WARBURG PINCUS ADVISOR STRATEGIC VALUE FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 18, 1997

   The objective of Warburg Pincus Strategic Value Fund (the 'Fund') is capital appreciation. The Fund invests in companies and market sectors that are considered to be relatively undervalued. The Fund may hold securities of companies of any size, including securities of companies with market capitalizations of less than $500 million.

   For the 10 months ended October 31, 1997 (the Fund's inception date was December 31, 1996), the Fund had a gain of 13.23%, vs. a return of 25.29% for the S&P 500 Index.

   The Fund's performance over the January-through-October span can be viewed as having two distinct components. Over the first four months of the reporting period, the Fund lagged the S&P 500 Index by a wide margin, which is attributable to two factors. First, we held a large stake in the financial-services and banking sectors, reflecting our optimism regarding the financial area's long-term prospects. Our holdings in these areas were hampered, early in the year, by rising interest rates (the Federal Reserve raised rates in late March, and fears of further increases continued to weigh on the financial sector through much of April). Second, we were, at this time, building our position in smaller-cap companies, since we viewed valuations in the sector as increasingly attractive vs. those of large-cap stocks. This increased weighting proved somewhat premature, as small caps continued to underperform their large-cap brethren.

   Fortunately, however, these strategies met with good results over the remainder of the period. The Fund's financial holdings rallied, spurred by declining interest rates and ongoing acquisition activity in the industry. The Fund's small-cap stocks also rebounded strongly, against an improved backdrop for small caps (small-cap indices such as the Russell 2000 Index and the NASDAQ were among the market's strongest over this period). Here, the Fund saw particularly good performances from its technology and health-care holdings. As a result of these rallies, the Fund outpaced the S&P 500 Index over much of the May-through-October span. It lost ground vs. its benchmark in the final weeks of the period, though, when a volatile market had a particularly negative impact on technology stocks, those held by the Fund not excepted.

   We remain, however, optimistic regarding the longer-term prospects of our technology holdings. For one, we believe that, being domestically oriented companies, these holdings were unduly punished by fears regarding Asia's economic troubles. In addition, technology companies held in the Fund (as of

WARBURG PINCUS ADVISOR STRATEGIC VALUE FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997 (CONT'D)
--------------------------------------------------------------------------------
October 31) have reported better-than-expected third-quarter earnings and/or unit sales. And while our holdings in this area have relatively high P/E ratios, these companies continue to exhibit rapid growth rates (including, notably, companies providing solutions to the 'Year 2000 problem,' several of which we held at the end of the period). Thus, these stocks remain attractively valued in our view.

   Going forward, we believe good values exist across the market-cap spectrum, and we expect that both large- and smaller-cap stocks will continue to figure prominently in the Fund. We remain focused on identifying out-of-favor stocks that stand to benefit over the longer term from factors such as management changes, restructurings, new products and services and product-cycle transitions.

Anthony G. Orphanos
Portfolio Manager

WARBURG PINCUS ADVISOR STRATEGIC VALUE FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

     GROWTH OF $10,000 INVESTED IN ADVISOR SHARES OF WARBURG PINCUS ADVISOR
          STRATEGIC VALUE FUND SINCE INCEPTION AS OF OCTOBER 31, 1997

   The graph below illustrates the hypothetical investment of $10,000 in Advisor Shares of Warburg Pincus Advisor Strategic Value Fund (the 'Fund') from December 31, 1996 (inception) to October 31, 1997, compared to the Standard & Poor's 500 Index* for the same time period.



                                                                   Aggregate
                                                                 Total Return
                                                               for period ended
                                                                     10/31/97
                  Fund (Advisor Shares)            S&P 500     (Advisor Shares)
                  ---------------------            -------     -----------------
12/31/96                10,000.00                  10,000.00
 1/31/97                10,236.9                   10,624.1
 2/28/97                10,187.6                   10,707.4
 3/31/97                 9,615                     10,268.8
 4/31/97                 9,842.05                  10,880.9     Since Inception
 5/31/97                10,612                     11,542.2       (12/31/96)
 6/31/97                10,750.2                   12,058.6        13.23% +
 7/31/97                11,875.6                   13,016.9
 8/31/97                11,668.3                   12,228.8
 9/30/97                12,458                     12,960.9
10/31/97                11,322.8                   12,529.3

                                                                               FUND
                                                                              -------

Aggregate Total Return Since Inception (12/31/96-9/30/97)..................   24.58%+

------------

* The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of Standard & Poor's Corporation.

+ Not annualized.

WARBURG PINCUS ADVISOR GROWTH & INCOME FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 18, 1997

   The objective of Warburg Pincus Growth & Income Fund (the 'Fund') is long-term growth of capital and income and a reasonable current return. The Fund pursues its objective by investing primarily in equity securities.

   For the 12 months ended October 31, 1997, the Fund had a gain of 26.02%, vs. a gain of 32.08% for the S&P 500 Index.

   The Fund's change in portfolio management (effective January 9) during the reporting period resulted in a portfolio restructuring. The Fund participated in the market's continued rise during the year's first calendar quarter, and was competitive with its benchmark over the remainder of the period, buoyed by its financial-services, technology and energy holdings in particular.

   In terms of specific strategies, we reoriented the Fund using a total-return approach, focusing on equities with what we deemed to be the best risk-adjusted-return prospects. We looked for stocks that were temporarily depressed for cyclical or other identifiable reasons. We placed particular emphasis on factors such as management changes, restructurings, and new products and services that could potentially improve earnings and free cash flow. Because of this, many of the Fund's holdings were purchased at P/E multiples significantly below that of the S&P 500 Index. Examples include deep-water-drilling stocks Noble Drilling, Reading & Bates, and Transocean Offshore, which we bought early this year, when fears of declining oil prices drove their P/Es down to about 10 times estimated 1998 earnings. We viewed these securities as oversold, given the companies' potentially lucrative contracts for projects in the Gulf of Mexico and the North Sea.

   Other areas that contained a number of what we believed to be undervalued stocks included retail. One such stock was Wal-Mart, which we purchased at a P/E ratio of about 15 times estimated 1998 earnings. In our view, the market had underestimated the company's potential to improve its return on assets, given Wal-Mart's recent restructuring and expansion overseas. The stock, one of our largest positions during the period, contributed positively to the Fund's performance.

   With regard to sectors, the Fund's industry weightings generally approximated those of its benchmark through much of 1997. We saw little incentive to heavily overweight sectors, given prevailing market conditions, though it should be stressed that we will significantly increase specific industry weightings as stock valuations warrant.

WARBURG PINCUS ADVISOR GROWTH & INCOME FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997 (CONT'D)
--------------------------------------------------------------------------------

   Looking ahead, we believe that the relatively high degree of market volatility witnessed over the past few months will likely persist into 1998, and thus individual stock selection remains critical. In this context, we will continue to focus on identifying stocks with the potential to perform relatively well in both down and up markets, emphasizing companies with strong cash flows and improving earnings prospects.

Brian S. Posner
Portfolio Manager

WARBURG PINCUS ADVISOR GROWTH & INCOME FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN ADVISOR SHARES OF WARBURG PINCUS
          GROWTH & INCOME FUND SINCE INCEPTION AS OF OCTOBER 31, 1997

   The graph below illustrates the hypothetical investment of $10,000 in Advisor Shares of Warburg Pincus Growth & Income Fund from May 15, 1995 (inception) to October 31, 1997, assuming the reinvestment of dividends and capital gains at net asset value, compared to the S&P 500* for the same time period.




                                                                Average Annual
                                                                 Total Returns
                                                               for periods ended
                                                                   10/31/97
                    Fund (Advisor Shares)          S&P 500     (Advisor Shares)
                    ---------------------          -------     -----------------
                                                                    1 Year
                                                                    26.02%
 5/31/95                  10,000                    10,000
10/31/95                  10,457.3                  11,437      Since Inception
10/31/96                  10,560.8                  14,182.6      (5/15/95)
10/31/97                  13,308.8                  18,732.2        12.28%


                                                                                FUND
                                                                               ------

1 Year Total Return (9/30/96-9/30/97).......................................    32.69%
Average Annual Total Return Since Inception (5/15/95-9/30/97)...............    14.78%

------------
* The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of Standard & Poor's Corporation.

WARBURG PINCUS ADVISOR BALANCED FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 18, 1997

   The objective of Warburg Pincus Balanced Fund (the 'Fund') is maximum total return through a combination of long-term growth of capital and current income, consistent with preservation of capital. The Fund pursues its objective by investing in a diversified portfolio of equity and debt securities, and employs a multi-manager approach, using up to five different sector teams.

   For the 12 months ended October 31, 1997, the Fund had a total return of 19.12%, vs. gains of 20.10% for the Lipper Balanced Funds Index and 32.08% for the S&P 500 Index.

   Supported by relatively stable interest rates and subdued inflation, most major stock and bond indexes turned in good performances over the 12 months. Equities, though often volatile, were particularly robust, fueled by continued strength in corporate profits. Throughout the period, we sought to provide solid returns at a relatively low level of volatility. In practical terms, this meant maintaining broad exposure to both the equity and fixed-income markets, making adjustments as we deemed necessary on a risk-vs.-reward basis.

   The Fund's equities, accounting for 65% of its assets at the close of the period, included a diversified mix of domestic and foreign stocks. Of particular note, we maintained a substantial weighting in domestic small-cap stocks throughout the period. These securities initially took a toll on the Fund's performance, as the market favored the relative safety of larger-cap, more-liquid stocks through the first part of the reporting period. Sentiment toward smaller companies improved dramatically over the May-through-October span, however, as investors took note of small-caps' compelling valuations and earnings-growth rates, and the Fund's holdings rallied to contribute positively to its return for the 12 months.

   Elsewhere, we held a sizable position in larger-cap domestic stocks, which collectively performed well and helped offset the higher volatility of small caps. We also maintained a modest weighting in foreign equities (note: per a recent investment-policy change, the Fund may now invest as much as 15% of its assets in foreign stocks, up from 10% previously). Our foreign holdings, which were well-diversified by country, on balance also contributed positively to the Fund's return for the period.

   Within the fixed-income area, we concentrated primarily on Treasuries, as we continued to find them attractive on a risk-reward basis, though we also

WARBURG PINCUS ADVISOR BALANCED FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997 (CONT'D)
--------------------------------------------------------------------------------
identified select values among mortgage-backed and corporate bonds. Because we view the Fund's fixed-income component mostly as a provider of income, rather than as a potential source of capital appreciation, we emphasized intermediate-term, high-quality securities across the bond market to minimize interest-rate and credit risk.

   We look forward to continuing to provide shareholders with a diversified portfolio of equity and fixed-income securities. As ever, the Fund's asset allocation between stocks and bonds will be based on our view on the markets from a risk-reward perspective.

Dale C. Christensen                           Anthony G. Orphanos
Co-Portfolio Strategist                       Co-Portfolio Strategist

WARBURG PINCUS ADVISOR BALANCED FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

    GROWTH OF $10,000 INVESTED IN ADVISOR SHARES OF WARBURG PINCUS BALANCED
                  FUND SINCE INCEPTION AS OF OCTOBER 31, 1997

   The graph below illustrates the hypothetical investment of $10,000 in Advisor Shares of Warburg Pincus Balanced Fund from July 31, 1995 (inception) to October 31, 1996 assuming the reinvestment of dividends and capital gains at net asset value, compared to the S&P 500* and Lipper Balanced Funds Index ('LBFI')** for the same time period.



                                                                Average Annual
                                                                 Total Returns
                                                               for periods ended
                                                                   10/31/97
           Fund (Advisor Shares)        S&P 500      LBFI      (Advisor Shares)
           ---------------------        -------      ----      -----------------
                                                                    1 Year
                                                                    19.12%
 7/31/95          10,000                10,000      10,000
10/31/95          10,241.3              10,408.6    10,292.7     Since Inception
10/31/96          11,865.1              12,907.4    11,784.2        (7/31/95)
10/31/97          14,133.6              17,047.8    14,153            16.56%

                                                                                FUND
                                                                               ------

1 Year Total Return (9/30/96-9/30/97).......................................    25.53%
Average Annual Total Return Since Inception (7/31/95-9/30/97)...............    19.45%

------------
 * The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of Standard & Poor's Corporation.

** The Lipper Balanced Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services Inc.

WARBURG PINCUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (92.5%)
 Aerospace & Defense (3.5%)
   Loral Space & Communications, Ltd. 'D'                           893,300         $ 18,759,300
   Raytheon Co.                                                      50,000            2,712,500
                                                                                    ------------
                                                                                      21,471,800
                                                                                    ------------
 Agriculture (1.2%)
   Monsanto Co.                                                     180,000            7,695,000
                                                                                    ------------
 Banks & Savings & Loans (11.6%)
   BankAmerica Corp.                                                170,000           12,155,000
   Bank of New York Co., Inc.                                       143,200            6,739,350
   Barnett Banks, Inc.                                               80,000            5,520,000
   Citicorp                                                          69,000            8,629,312
   CoreStates Financial Corp.                                        68,400            4,976,100
   Credit Suisse Group ADR                                          364,400           12,868,422
   Eagle Financial Corp.                                             55,000            2,763,750
   Northern Trust Corp.                                              80,000            4,680,000
   PNC Bank Corp.                                                   179,900            8,545,250
   Swiss Bank Corp. ADR                                             200,000            5,392,400
                                                                                    ------------
                                                                                      72,269,584
                                                                                    ------------
 Building & Building Materials (1.9%)
   USG Corp. 'D'                                                    250,000           11,796,875
                                                                                    ------------
 Business Services (0.1%)
   Butler International, Inc. 'D'                                    20,000              373,750
                                                                                    ------------
 Capital Equipment (0.6%)
   AlliedSignal, Inc.                                               110,000            3,960,000
                                                                                    ------------
 Chemicals (2.1%)
   Avery-Dennison Corp.                                             240,000            9,555,000
   Ciba Specialty Chemicals Holding, Inc. ADR 'D'                    19,730              971,387
   Solutia, Inc.                                                    115,000            2,544,375
                                                                                    ------------
                                                                                      13,070,762
                                                                                    ------------
 Communications & Media (4.2%)
   U.S. West, Inc. -- Media Group 'D'                               738,800           18,654,700
   Viacom, Inc. Class B                                             240,000            7,260,000
                                                                                    ------------
                                                                                      25,914,700
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       22

WARBURG PINCUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Computers (4.7%)
   Automatic Data Processing, Inc.                                  150,000         $  7,668,750
   COMPAQ Computer, Corp.                                           100,000            6,375,000
   International Business Machines Corp.                            155,000           15,199,687
                                                                                    ------------
                                                                                      29,243,437
                                                                                    ------------
 Conglomerates (3.1%)
   Oglebay Norton Co.                                               184,000            5,704,000
   United Technologies Corp.                                         80,000            5,600,000
   Westinghouse Electric Corp.                                      300,000            7,931,250
                                                                                    ------------
                                                                                      19,235,250
                                                                                    ------------
 Consumer Non-Durables (1.7%)
   Unilever NV                                                      200,000           10,675,000
                                                                                    ------------
 Electronics (2.7%)
   Intel Corp.                                                       70,000            5,390,000
   NextLevel Systems, Inc.                                          350,000            4,725,000
   Texas Instruments, Inc.                                           61,200            6,529,275
                                                                                    ------------
                                                                                      16,644,275
                                                                                    ------------
 Energy (7.6%)
   Amoco Corp.                                                       85,000            7,793,437
   Chevron Corp.                                                    110,000            9,123,125
   Enserch Exploration, Inc.                                       1,000,100           9,000,900
   Gulf Canada Resources, Ltd. 'D'                                  800,000            6,700,000
   Pioneer Natural Resources Co.                                    283,000           11,337,688
   San Juan Basin Royalty Trust                                     340,000            3,378,750
                                                                                    ------------
                                                                                      47,333,900
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       23

WARBURG PINCUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Financial Services (17.7%)
   Ace, Ltd.                                                         50,000         $  4,646,875
   American Express Co.                                              70,000            5,460,000
   Berkshire Hathaway, Inc. Class A 'D'                                 180            7,866,000
   Berkshire Hathaway, Inc. Class B 'D'                               3,320            4,877,080
   Edwards (A.G.), Inc.                                             134,300            4,406,719
   Financial Security Assurance Holdings, Ltd.                       98,100            4,267,350
   Freddie Mac                                                      200,000            7,575,000
   Household International, Inc.                                     35,000            3,963,750
   Legg Mason, Inc.                                                 110,000            5,396,875
   Leucadia National Corp.                                          210,000            7,271,250
   Liberty Financial Companies, Inc.                                100,000            5,200,000
   Morgan Stanley Dean Witter Discover & Co.                        175,300            8,589,700
   Nationwide Financial Services, Inc.                              140,000            4,261,250
   Provident Companies, Inc.                                        175,800            5,867,325
   ReliaStar Financial Corp.                                        340,000           12,707,500
   SLM Holding Corp.                                                 64,800            9,096,300
   Travelers Group, Inc.                                            120,000            8,400,000
                                                                                    ------------
                                                                                     109,852,974
                                                                                    ------------
 Food, Beverages & Tobacco (0.4%)
   Smucker (J.M.) Co. Class A                                        48,600            1,321,312
   Smucker (J.M.) Co. Class B                                        50,000            1,262,500
                                                                                    ------------
                                                                                       2,583,812
                                                                                    ------------
 Healthcare (1.1%)
   Becton, Dickinson & Co.                                          150,000            6,909,375
                                                                                    ------------
 Industrial Mfg. & Processing (2.0%)
   Material Sciences Corp.                                          125,000            1,859,375
   Schnitzer Steel Industries, Inc. Class A                         147,500            4,295,937
   Silgan Holdings, Inc. 'D'                                        180,000            6,345,000
                                                                                    ------------
                                                                                      12,500,312
                                                                                    ------------
 Lodging & Restaurants (3.2%)
   La Quinta Inns, Inc.                                             691,500           12,360,563
   McDonald's Corp.                                                 171,500            7,685,344
                                                                                    ------------
                                                                                      20,045,907
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       24

WARBURG PINCUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Oil Services (4.3%)
   Nabors Industries, Inc. 'D'                                       50,000         $  2,056,250
   Noble Drilling Corp. 'D'                                         340,000           12,091,250
   Reading & Bates Corp. 'D'                                        190,000            8,051,250
   Smith International, Inc. 'D'                                     40,000            3,050,000
   Transmontaigne Oil Co. 'D'                                        75,000            1,293,750
                                                                                    ------------
                                                                                      26,542,500
                                                                                    ------------
 Pharmaceuticals (3.9%)
   Bristol-Myers Squibb Corp.                                        88,200            7,739,550
   SmithKline Beecham PLC ADR                                       100,000            4,762,500
   Warner Lambert Co.                                                79,700           11,412,044
                                                                                    ------------
                                                                                      23,914,094
                                                                                    ------------
 Publishing (1.8%)
   Harcourt General, Inc.                                           120,000            6,007,500
   Wiley (John) & Sons, Inc. Class A                                111,800            4,905,225
                                                                                    ------------
                                                                                      10,912,725
                                                                                    ------------
 Real Estate (1.9%)
   Crescent Real Estate Equities Co. (REIT)                         196,800            7,084,800
   Security Capital Group, Inc. Class B (REIT)                       65,700            2,102,400
   Vornado Realty Trust (REIT)                                       61,600            2,748,900
                                                                                    ------------
                                                                                      11,936,100
                                                                                    ------------
 Retail (4.8%)
   AnnTaylor Stores Corp. 'D'                                       400,000            5,725,000
   CVS Corp.                                                        140,000            8,583,750
   Home Depot, Inc.                                                 118,350            6,583,219
   Rite Aid Corp.                                                   150,000            8,906,250
                                                                                    ------------
                                                                                      29,798,219
                                                                                    ------------
 Telecommunications & Equipment (2.0%)
   BCE, Inc.                                                        411,700           11,501,869
   Southern New England Telecommunications Corp.                     20,000              857,500
   Tellabs, Inc. 'D'                                                  5,000              270,000
                                                                                    ------------
                                                                                      12,629,369
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       25

WARBURG PINCUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Transportation (4.4%)
   Continental Airlines, Inc. Class B                                90,000         $  3,892,500
   CSX Corp.                                                         70,000            3,828,125
   Kansas City Southern Industries, Inc.                            305,400            9,314,700
   USAir Group, Inc. 'D'                                            225,000           10,546,875
                                                                                    ------------
                                                                                      27,582,200
                                                                                    ------------

TOTAL COMMON STOCK (Cost $484,401,374)                                               574,891,920
                                                                                    ------------
PREFERRED STOCK (0.0%)
 Healthcare (0.0%)
   Fresenius National Medical, Inc. Class D 'D' (Cost
     $18,553)                                                        90,000                5,400
                                                                                    ------------

                                                                      PAR
                                                                     (000)
                                                                   ---------
SHORT-TERM INVESTMENTS (7.4%)
   Repurchase agreement with Goldman, Sachs & Co. dated
   10/31/97 at 5.65% to be repurchased at $45,782,546 on
   11/03/97. (Collateralized by a pro rata amount of U.S.
   Treasury Notes ranging in par values from
   $830,000-$50,000,000, 5.125%-8.50%, 01/15/98-11/15/04.
   Market value of collateral is $46,705,219.) (Cost
   $45,761,000)                                                     $45,761           45,761,000
                                                                                    ------------

TOTAL INVESTMENTS AT VALUE (99.8%) (Cost $530,180,927*)                              620,658,320
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)                                           1,033,872
                                                                                    ------------
NET ASSETS (100.0%) (applicable to 27,842,249 Common Shares and
 1,662,231 Advisor Shares)                                                          $621,692,192
                                                                                    ------------
                                                                                    ------------
NET ASSET VALUE, offering and redemption price per Common
 Share ($587,090,774 [div] 27,842,249)                                                    $21.09
                                                                                          ------
                                                                                          ------
NET ASSET VALUE, offering and redemption price per Advisor Share
 ($34,601,418 [div] 1,662,231)                                                            $20.82
                                                                                          ------
                                                                                          ------

                                INVESTMENT ABBREVIATIONS
                            ADR = American Depository Receipt
                           REIT = Real Estate Investment Trust
--------------------------------------------------------------------------------
'D' Non-income producing security.
 *  Cost for federal income tax purposes is $531,935,501.

                See Accompanying Notes to Financial Statements.
                                       26

WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS
October 31, 1997
--------------------------------------------------------------------------------

                                                                NUMBER OF
                                                                  SHARES               VALUE
                                                               ------------        --------------
COMMON STOCK (90.7%)
 Aerospace & Defense (2.8%)
   Gulfstream Aerospace Corp. 'D'                                   720,500        $   20,894,500
   Loral Space & Communications, Ltd. 'D'                           828,500            17,398,500
   Tracor, Inc. 'D'                                                 669,000            17,895,750
                                                                                   --------------
                                                                                       56,188,750
                                                                                   --------------
 Banks & Savings & Loans (2.2%)
   Bank United Corp. Class A                                        437,900            18,391,800
   Cullen/Frost Bankers, Inc.                                       344,800            17,412,400
   First Security Corp.                                             259,550             7,526,950
                                                                                   --------------
                                                                                       43,331,150
                                                                                   --------------
 Business Services (10.2%)
   Corporate Express, Inc. 'D'                                    1,036,100            15,217,719
   New York Restaurant Group, Inc. 'D' #                            336,786             3,249,985
   Norrell Corp.                                                    456,588            13,298,125
   On Assignment, Inc. 'D'                                          733,400            17,876,625
   Outdoor Systems, Inc. 'D'                                        862,550            26,523,412
   QuickResponse Services, Inc. 'D'                                 470,767            15,299,927
   Robert Half International, Inc. 'D'                              976,500            39,975,469
   Staffing Resources, Inc. 'D' #                                    91,000             1,001,000
   Sterling Commerce, Inc. 'D'                                      516,000            17,124,750
   Stewart Enterprises, Inc.                                        377,000            15,645,500
   SunGard Data Systems, Inc. 'D'                                   787,200            18,597,600
   WPP Group PLC ADR                                                365,000            16,835,625
                                                                                   --------------
                                                                                      200,645,737
                                                                                   --------------
 Communications & Media (3.2%)
   Central European Media Enterprises, Ltd. Class A 'D'             760,753            22,252,025
   General Cable Corp.                                              576,000            18,648,000
   Harte-Hanks Communications, Inc.                                 547,500            19,025,625
   Network Event Theater, Inc. 'D'                                  761,905             3,904,763
                                                                                   --------------
                                                                                       63,830,413
                                                                                   --------------
 Computers (8.3%)
   Adobe Systems, Inc.                                              357,800            17,084,950
   BMC Software, Inc. 'D'                                           774,000            46,730,250
   Cambridge Technology Partners of Massachusetts, Inc. 'D'         488,000            17,812,000
   Harbinger Corp. 'D'                                              458,250            13,632,937
   National Instruments Corp. 'D'                                   538,145            24,485,597
   PeopleSoft, Inc. 'D'                                             706,000            44,389,750
   Siebel Systems, Inc. 'D'                                           1,193                48,149
                                                                                   --------------
                                                                                      164,183,633
                                                                                   --------------

                See Accompanying Notes to Financial Statements.
                                       27

WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                NUMBER OF
                                                                  SHARES               VALUE
                                                               ------------        --------------
COMMON STOCK (CONT'D)
 Consumer Non-Durables (2.4%)
   Central Garden & Pet Co. 'D'                                     789,900        $   20,734,875
   Hughes Supply, Inc.                                              246,300             8,589,713
   Jones Apparel Group, Inc. 'D'                                    355,000            18,060,625
                                                                                   --------------
                                                                                       47,385,213
                                                                                   --------------
 Consumer Services (1.9%)
   Budget Group, Inc. 'D'                                           135,000             4,725,000
   DeVRY, Inc. 'D'                                                  628,948            16,588,503
   ITT Educational Services, Inc. 'D'                               690,450            16,657,106
                                                                                   --------------
                                                                                       37,970,609
                                                                                   --------------
 Electronics (9.3%)
   Altera Corp. 'D'                                                 329,900            14,639,312
   Burr-Brown Corp. 'D'                                             585,665            17,716,366
   KLA-Tencor Corp. 'D'                                             521,400            22,909,012
   Maxim Integrated Products, Inc. 'D'                              875,500            58,001,875
   Microchip Technology, Inc. 'D'                                   598,150            23,851,231
   Solectron Corp. 'D'                                              379,000            14,875,750
   Vitesse Semiconductor Corp. 'D'                                  318,700            13,823,612
   Xilinx, Inc. 'D'                                                 489,500            16,704,187
                                                                                   --------------
                                                                                      182,521,345
                                                                                   --------------
 Energy (3.3%)
   Brown (Tom), Inc. 'D'                                            682,611            16,894,622
   KCS Energy, Inc.                                                 829,700            21,831,481
   Meridian Resource Corp. 'D'                                      786,254            10,270,443
   United Meridian Corp. Series A 'D'                               450,000            15,271,875
                                                                                   --------------
                                                                                       64,268,421
                                                                                   --------------
 Environmental Services (2.4%)
   Allied Waste Industries, Inc. 'D'                                922,403            18,793,961
   USA Waste Services, Inc. 'D'                                     786,106            29,085,922
                                                                                   --------------
                                                                                       47,879,883
                                                                                   --------------

                See Accompanying Notes to Financial Statements.
                                       28

WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                NUMBER OF
                                                                  SHARES               VALUE
                                                               ------------        --------------
COMMON STOCK (CONT'D)
 Financial Services (9.1%)
   Allmerica Financial Corp.                                        506,090        $   23,722,969
   City National Corp.                                              604,500            18,172,781
   FINOVA Group, Inc.                                               285,800            12,557,338
   Green Tree Financial Corp.                                       395,000            16,639,375
   NAC Re Corp.                                                     273,000            12,148,500
   Nationwide Financial Services, Inc.                              616,700            18,770,805
   Penncorp Financial Group, Inc.                                   353,900            11,523,869
   Price (T. Rowe) Associates, Inc.                                 280,500            18,583,125
   SunAmerica, Inc.                                                 200,000             7,187,500
   Transaction Systems Architects, Inc. Class A 'D'               1,011,600            39,578,850
                                                                                   --------------
                                                                                      178,885,112
                                                                                   --------------
 Food, Beverages & Tobacco (1.7%)
   Consolidated Cigar Holdings, Inc. 'D'                            669,200            26,266,100
   Swisher International Group, Inc. 'D'                            359,400             7,120,613
                                                                                   --------------
                                                                                       33,386,713
                                                                                   --------------
 Healthcare (4.0%)
   AmeriSource Health Corp. Class A 'D'                             304,300            18,067,813
   InControl, Inc. 'D'                                            1,098,560             8,513,840
   Mid Atlantic Medical Services, Inc. 'D'                        1,233,000            17,955,563
   NovaCare, Inc. 'D'                                             1,408,400            18,397,225
   Oxford Health Plans, Inc. 'D'                                    252,500             6,517,656
   Trex Medical Corp. 'D'                                            40,000               515,000
   Universal Health Services, Inc. 'D'                              202,000             8,900,625
                                                                                   --------------
                                                                                       78,867,722
                                                                                   --------------
 Leisure & Entertainment (0.4%)
   N2K, Inc. 'D'#                                                   108,333             2,242,498
   Radical Entertainment Holdings, Inc. 'D'#                        500,000             2,500,000
   Mirage Resorts, Inc. 'D'                                         100,000             2,500,000
                                                                                   --------------
                                                                                        7,242,498
                                                                                   --------------
 Lodging & Restaurants (1.4%)
   CKE Restaurants, Inc.                                            250,000             9,984,375
   Doubletree Corp. 'D'                                             428,976            17,856,126
                                                                                   --------------
                                                                                       27,840,501
                                                                                   --------------
 Office Equipment & Supplies (2.3%)
   Herman Miller, Inc.                                              573,800            28,044,475
   U.S. Office Products Co. 'D'                                     525,000            16,406,250
                                                                                   --------------
                                                                                       44,450,725
                                                                                   --------------

                See Accompanying Notes to Financial Statements.
                                       29

WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                NUMBER OF
                                                                  SHARES               VALUE
                                                               ------------        --------------
COMMON STOCK (CONT'D)
 Oil Services (6.3%)
   Global Industries, Ltd. 'D'                                      944,600        $   19,010,075
   Nabors Industries, Inc. 'D'                                      755,000            31,049,375
   Petroleum Geo Services ADR 'D'                                   545,069            37,746,028
   Pride International, Inc. 'D'                                  1,100,100            36,303,300
                                                                                   --------------
                                                                                      124,108,778
                                                                                   --------------
 Pharmaceuticals (3.1%)
   Cardinal Health, Inc.                                            250,500            18,599,625
   Cell Genesys, Inc. 'D'                                                 0                     4
   Elan Corp. PLC ADR 'D'                                           330,000            16,458,750
   Gilead Sciences, Inc. 'D'                                        411,565            14,044,656
   Watson Pharmaceuticals, Inc. 'D'                                 377,000            11,969,750
                                                                                   --------------
                                                                                       61,072,785
                                                                                   --------------
 Publishing (1.1%)
   Petersen Companies, Inc. Class A 'D'                             554,200            10,945,450
   Wiley (John) & Sons, Inc. Class A                                258,300            11,332,913
                                                                                   --------------
                                                                                       22,278,363
                                                                                   --------------
 Real Estate (3.2%)
   CarrAmerica Realty Corp.                                         581,400            17,332,988
   NHP, Inc. 'D'                                                    779,002            22,006,807
   Security Capital Industrial Trust (REIT)                         281,800             6,921,713
   Security Capital Pacific Trust (REIT)                            749,942            16,779,952
                                                                                   --------------
                                                                                       63,041,460
                                                                                   --------------
 Retail (7.1%)
   Barnes & Noble, Inc. 'D'                                         480,300            12,277,669
   Borders Group, Inc. 'D'                                        1,259,000            32,655,313
   CompUSA, Inc. 'D'                                                476,000            15,589,000
   Family Dollar Stores, Inc.                                       858,750            20,180,625
   Payless ShoeSource, Inc. 'D'                                     389,900            21,736,925
   Proffitt's, Inc. 'D'                                              70,000             2,008,125
   Staples, Inc. 'D'                                                755,000            19,818,750
   Williams-Sonoma, Inc. 'D'                                        397,500            15,949,688
                                                                                   --------------
                                                                                      140,216,095
                                                                                   --------------

                See Accompanying Notes to Financial Statements.
                                       30

WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                NUMBER OF
                                                                  SHARES               VALUE
                                                               ------------        --------------
COMMON STOCK (CONT'D)
 Telecommunications & Equipment (3.1%)
   Essex International, Inc. 'D'                                    437,900        $   14,505,438
   McLeodUSA, Inc. 'D'                                              657,200            24,398,550
   Nexus Telecommunication Systems, Ltd. 'D'#                       375,000             2,250,000
   Paging Network, Inc. 'D'                                       1,670,800            20,676,150
                                                                                   --------------
                                                                                       61,830,138
                                                                                   --------------
 Transportation (0.9%)
   Mark VII, Inc. 'D'                                               550,069            16,983,380
                                                                                   --------------
 Utilities-Gas (1.0%)
   Williams Cos., Inc.                                              400,000            20,375,000
                                                                                   --------------
TOTAL COMMON STOCK (Cost $1,320,284,925)                                            1,788,784,424
                                                                                   --------------
PREFERRED STOCK (0.2%)
 Computers (0.1%)
   Focal, Inc. Series E 'D'#                                      1,149,425             2,000,000
                                                                                   --------------
 Consumer Services (0.1%)
   Opal Concepts, Inc. Series B 'D'#                                792,603             1,999,999
                                                                                   --------------
TOTAL PREFERRED STOCK (Cost $4,000,001)                                                 3,999,999
                                                                                   --------------
WARRANTS (0.0%)
 Industrial Mfg. & Processing
   Stratasys, Inc. 11/03/98 'D' #                                    21,428                     0
                                                                                   --------------
 Pharmaceuticals
   Cell Genesys 06/28/98 'D'                                         80,850                     0
                                                                                   --------------
 Real Estate
   Security Capital Group, Inc. 09/18/98 REIT 'D'                    44,917               216,163
                                                                                   --------------
TOTAL WARRANTS (Cost $0)                                                                  216,163
                                                                                   --------------

                See Accompanying Notes to Financial Statements.
                                       31

WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   PAR
                                                                  (000)                VALUE
                                                               ------------        --------------
SHORT-TERM INVESTMENTS (10.3%)
   Repurchase agreement with Goldman, Sachs & Co. dated
   10/31/97 at 5.65% to be repurchased at $203,901,959 on
   11/03/97. (Collateralized by a pro rata amount of U.S.
   Treasury Notes ranging in par values from
   $830,000 - $50,000,000, 5.125% - 8.50%,
   01/15/98 - 11/15/04. Market value of collateral is
   $208,011,274.) (Cost $203,806,000)                            $203,806          $  203,806,000
                                                                                   --------------
TOTAL INVESTMENTS AT VALUE (101.2%) (Cost $1,528,090,926*)                          1,996,806,586
LIABILITIES IN EXCESS OF OTHER ASSETS (1.2%)                                          (23,989,795)
                                                                                   --------------
NET ASSETS (100.0%) (applicable to 38,213,442 Common Shares and
 11,880,560 Advisor Shares)                                                        $1,972,816,791
                                                                                   --------------
                                                                                   --------------
NET ASSET VALUE, offering and redemption price per Common Share
 ($1,515,384,691 [div] 38,213,442)                                                         $39.66
                                                                                           ------
                                                                                           ------
NET ASSET VALUE, offering and redemption price per Advisor Share
 ($457,432,100 [div] 11,880,560)                                                           $38.50
                                                                                           ------
                                                                                           ------

                            INVESTMENT ABBREVIATIONS

                        ADR = American Depository Receipt
                       REIT = Real Estate Investment Trust
--------------------------------------------------------------------------------
'D' Non-income producing security.
 #  Restricted security.
 *  Cost for federal income tax purposes is $1,528,785,343.

                See Accompanying Notes to Financial Statements.
                                       32

WARBURG PINCUS POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (97.2%)
 Aerospace & Defense (2.2%)
   Gulfstream Aerospace Corp. 'D'                                    43,700         $  1,267,300
   Loral Space & Communications, Ltd. 'D'                            52,000            1,092,000
                                                                                    ------------
                                                                                       2,359,300
                                                                                    ------------
 Business Services (9.0%)
   Boron, LePore & Associates, Inc. 'D'                              25,400              619,125
   Corporate Express, Inc. 'D'                                       63,800              937,062
   New York Restaurant Group, Inc. 'D'#                              77,720              749,998
   Outdoor Systems, Inc. 'D'                                         63,900            1,964,925
   Paraxel International Corp. 'D'                                   21,300              769,463
   QuickResponse Services, Inc. 'D'                                  31,800            1,033,500
   Robert Half International, Inc. 'D'                                7,700              315,219
   Staffing Resources, Inc. 'D'#                                      4,000               44,000
   Technology Solutions Co. 'D'                                      35,600            1,121,400
   Universal Outdoor Holdings, Inc. 'D'                              24,200            1,022,450
   Wilmar Industries, Inc. 'D'                                       42,200            1,107,750
                                                                                    ------------
                                                                                       9,684,892
                                                                                    ------------
 Communications & Media (0.7%)
   Central European Media Enterprises, Ltd. Class A 'D'              25,000              731,250
                                                                                    ------------
 Computers (15.4%)
   Adobe Systems, Inc.                                               20,200              964,550
   BMC Software, Inc. 'D'                                            43,300            2,614,237
   Cambridge Technology Partners of Massachusetts, Inc. 'D'          38,600            1,408,900
   Check Point Software Technologies, Ltd. 'D'                       10,000              426,250
   Computer Associates International, Inc.                           15,100            1,125,894
   Hyperion Software Corp. 'D'                                       43,300            1,650,812
   JDA Software Group, Inc. 'D'                                      30,000              937,500
   Micrografx, Inc. 'D'                                              14,800              120,250
   PeopleSoft, Inc. 'D'                                              47,000            2,955,125
   PLATINUM technology, Inc. 'D'                                     54,600            1,324,050
   QuadraMed Corp. 'D'                                               23,300              547,550
   Siebel Systems, Inc. 'D'                                              67                2,706
   Tecnomatix Technologies, Ltd. 'D'                                 49,700            1,534,487
   Teradyne, Inc. 'D'                                                25,000              935,937
                                                                                    ------------
                                                                                      16,548,248
                                                                                    ------------
 Consumer Durables (0.4%)
   Aftermarket Technology Corp. 'D'                                  19,200              388,800
                                                                                    ------------
 Consumer Non-Durables (2.4%)
   Central Garden & Pet Co. 'D'                                      53,900            1,414,875
   Jones Apparel Group, Inc. 'D'                                     22,000            1,119,250
                                                                                    ------------
                                                                                       2,534,125
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       33

WARBURG PINCUS POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Electronics (15.7%)
   Aavid Thermal Technologies 'D'                                    16,200         $    481,950
   Altera Corp. 'D'                                                  25,000            1,109,375
   Avant! Corp. 'D'                                                  40,800            1,071,000
   Etec Systems, Inc. 'D'                                            23,000            1,026,375
   KLA-Tencor Corp. 'D'                                              25,000            1,098,437
   Linear Technology Corp.                                           32,600            2,049,725
   Maxim Integrated Products, Inc. 'D'                               45,100            2,987,875
   Microchip Technology, Inc. 'D'                                    31,000            1,236,125
   Solectron Corp. 'D'                                               42,000            1,648,500
   Structural Dynamics Research Corp. 'D'                            57,200            1,093,950
   Texas Instruments, Inc.                                           18,000            1,920,375
   Vitesse Semiconductor Corp. 'D'                                   26,200            1,136,425
                                                                                    ------------
                                                                                      16,860,112
                                                                                    ------------
 Energy (6.3%)
   Coho Energy, Inc. 'D'                                             92,600            1,088,050
   Forcenergy, Inc. 'D'                                              61,700            2,012,963
   KCS Energy, Inc.                                                  81,600            2,147,100
   Stone Energy Corp. 'D'                                            44,800            1,495,200
                                                                                    ------------
                                                                                       6,743,313
                                                                                    ------------
 Environmental Services (2.9%)
   American Disposal Services, Inc. 'D'                              33,900            1,194,975
   USA Waste Services, Inc. 'D'                                      52,700            1,949,900
                                                                                    ------------
                                                                                       3,144,875
                                                                                    ------------
 Financial Services (7.2%)
   Amvescap PLC ADR 'D'                                              27,280            1,793,660
   ARM Financial Group, Inc. Class A                                 61,300            1,325,612
   Franklin Resources, Inc .                                         15,900            1,429,012
   Price (T. Rowe) Associates, Inc.                                  22,200            1,470,750
   Transaction Systems Architects, Inc. Class A 'D'                  44,700            1,748,887
                                                                                    ------------
                                                                                       7,767,921
                                                                                    ------------
 Healthcare (4.4%)
   American Oncology Resources, Inc. 'D'                             73,100            1,069,087
   Gulf South Medical Supply, Inc. 'D'                               25,700              848,100
   Heartport, Inc. 'D'                                                6,100              153,262
   NovaCare, Inc. 'D'                                                81,800            1,068,513
   Quorum Health Group, Inc. 'D'                                     20,000              485,000
   United Healthcare Corp.                                           22,600            1,046,663
                                                                                    ------------
                                                                                       4,670,625
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       34

WARBURG PINCUS POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Leisure & Entertainment (3.4%)
   N2K, Inc. 'D'#                                                    75,000         $  1,578,750
   Premier Parks, Inc. 'D'                                           51,100            2,044,000
                                                                                    ------------
                                                                                       3,622,750
                                                                                    ------------
 Metals & Mining (1.2%)
   Metals USA, Inc. 'D'                                              87,300            1,287,675
                                                                                    ------------
 Oil Services (3.4%)
   Petroleum Geo Services ADR 'D'                                    20,000            1,385,000
   Pride International, Inc. 'D'                                     69,000            2,277,000
                                                                                    ------------
                                                                                       3,662,000
                                                                                    ------------
 Pharmaceuticals (3.5%)
   ChiRex, Inc. 'D'                                                  50,500            1,028,938
   SangStat Medical Corp. 'D'                                        39,300            1,223,213
   Watson Pharmaceuticals, Inc. 'D'                                  48,800            1,549,400
                                                                                    ------------
                                                                                       3,801,551
                                                                                    ------------
 Publishing (1.3%)
   Petersen Companies, Inc. Class A 'D'                              70,000            1,382,500
                                                                                    ------------
 Retail (6.1%)
   Barnes & Noble, Inc. 'D'                                          20,000              511,250
   Borders Group, Inc. 'D'                                           72,600            1,883,063
   Family Dollar Stores, Inc.                                        53,100            1,247,850
   Rite Aid Corp.                                                    29,750            1,766,406
   Staples, Inc. 'D'                                                 43,800            1,149,750
                                                                                    ------------
                                                                                       6,558,319
                                                                                    ------------
 Telecommunications & Equipment (10.3%)
   Cisco Systems, Inc. 'D'                                           18,000            1,476,563
   Intermedia Communications of Florida, Inc. 'D'                    31,700            1,438,388
   McLeodUSA, Inc. Class A 'D'                                       67,700            2,513,363
   Paging Network, Inc. 'D'                                         112,100            1,387,238
   Teledata Communications, Ltd. 'D'                                 36,100            1,119,100
   Tellabs, Inc. 'D'                                                 21,400            1,155,600
   WorldCom, Inc. 'D'                                                57,765            1,942,348
                                                                                    ------------
                                                                                      11,032,600
                                                                                    ------------
 Transportation (1.4%)
   Coach USA, Inc. 'D'                                               49,300            1,466,675
                                                                                    ------------
TOTAL COMMON STOCK (Cost $85,296,757)                                                104,247,531
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       35

WARBURG PINCUS POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                            PAR
                                                      MATURITY             (000)           VALUE
                                                      ---------         ------------       -----
UNITED STATES TREASURY OBLIGATIONS (1.4%)
 U.S. Treasury Bills (0.8%)**
   U.S. Treasury Bills 5.000%                          12/04/97            $307        $    305,601
   U.S. Treasury Bills 4.959%                          01/29/98             550             543,261
   U.S. Treasury Bills 5.110%                          04/16/98              30              29,307
                                                                                       ------------
                                                                                            878,169
                                                                                       ------------
 U.S. Treasury Notes (0.6%)**
   U.S. Treasury Notes 5.625%                          11/30/98              90              90,037
   U.S. Treasury Notes 5.875%                          11/15/99             250             251,010
   U.S. Treasury Notes 5.875%                          11/30/01             260             260,871
                                                                                       ------------
                                                                                            601,918
                                                                                       ------------
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost
$1,476,979)                                                                               1,480,087
                                                                                       ------------
                                                                       CAPITAL
PRIVATE FUND INVESTMENTS (0.5%)                                         SHARE
                                                                       --------
   Boston Ventures L.P. V                                               199,139             199,139
   New Enterprise Associates VII, L.P.                                  355,122             355,122
                                                                                       ------------
TOTAL PRIVATE FUND INVESTMENTS (Cost $552,473)                                              554,261
                                                                                       ------------
                                                                         PAR
SHORT-TERM INVESTMENTS (0.9%)                                           (000)
                                                                       --------
   Repurchase agreement with Goldman, Sachs &
   Co. dated 10/31/97 at 5.65% to be repurchased
   at $926,436 on 11/03/97. (Collateralized by a
   pro rata amount of U.S. Treasury Notes
   ranging in par values from
   $830,000-$50,000,000, 5.125%-8.50%,
   01/15/98-11/15/04. Market value of collateral
   is $945,107.) (Cost $926,000)                                           $926             926,000
                                                                                       ------------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost
 $88,252,209*)                                                                         $107,207,879
                                                                                       ------------
                                                                                       ------------

                            INVESTMENT ABBREVIATIONS

                       ADR = American Depository Receipt

--------------------------------------------------------------------------------
 'D' Non-income producing security.
  #  Restricted security.
  *  Cost for federal income tax purposes is $88,323,551.
 ** These securities have been segregated with the Fund's custodian to cover open capital commitments of $1,440,000 in private fund investments.

                See Accompanying Notes to Financial Statements.
                                       36

WARBURG PINCUS SMALL COMPANY VALUE FUND
STATEMENT OF NET ASSETS
October 31, 1997
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                    SHARES             VALUE
                                                                  ----------        ------------
COMMON STOCK (93.5%)
 Aerospace & Defense (1.2%)
   Tracor, Inc. 'D'                                                  100,200        $  2,680,350
                                                                                    ------------
 Banks & Savings & Loans (4.6%)
   Quaker City Bancorp, Inc. 'D'                                     256,037           5,248,758
   Texas Regional Bancshares, Inc.                                   175,300           4,996,050
                                                                                    ------------
                                                                                      10,244,808
                                                                                    ------------
 Building & Building Materials (0.5%)
   Cavalier Homes, Inc.                                               65,400             641,737
   Walter Industries, Inc. 'D'                                        25,000             500,000
                                                                                    ------------
                                                                                       1,141,737
                                                                                    ------------
 Business Services (2.4%)
   Copart, Inc. 'D'                                                   98,900           1,718,387
   Thomas Group, Inc. 'D'                                            340,100           3,656,075
                                                                                    ------------
                                                                                       5,374,462
                                                                                    ------------
 Capital Equipment (6.0%)
   Allied Products Corp.                                             261,550           6,898,381
   Avondale Industries, Inc. 'D'                                     239,800           6,474,600
                                                                                    ------------
                                                                                      13,372,981
                                                                                    ------------
 Communications & Media (2.5%)
   General Cable Corp.                                               173,700           5,623,537
                                                                                    ------------
 Conglomerates (0.6%)
   Oglebay Norton Co.                                                 45,000           1,395,000
                                                                                    ------------
 Consumer Durables (5.9%)
   Citation Corp. 'D'                                                332,300           5,649,100
   La-Z-Boy, Inc.                                                     63,200           2,362,100
   Triangle Pacific Corp. 'D'                                        154,800           5,069,700
                                                                                    ------------
                                                                                      13,080,900
                                                                                    ------------
 Consumer Non-Durables (11.4%)
   American Safety Razor Corp. 'D'                                   325,700           5,374,050
   Gibson Greetings, Inc. 'D'                                        148,200           3,649,425
   Home Products International, Inc. 'D'                             316,400           3,777,025
   Standex International Corp.                                       171,100           5,988,500
   USA Detergents, Inc. 'D'                                          273,500           2,871,750
   Zag Industries, Ltd. 'D'                                          377,500           3,916,562
                                                                                    ------------
                                                                                      25,577,312
                                                                                    ------------
 Electronics (1.5%)
   EA Industries, Inc. 'D'                                           551,100           3,444,375
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       37

WARBURG PINCUS SMALL COMPANY VALUE FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                    SHARES             VALUE
                                                                  ----------        ------------
COMMON STOCK (CONT'D)
 Energy (6.9%)
   Forcenergy Gas Exploration, Inc. 'D'                              114,100        $  3,722,513
   Forest Oil Corp. 'D'                                              318,000           6,002,250
   KCS Energy, Inc.                                                  220,000           5,788,750
                                                                                    ------------
                                                                                      15,513,513
                                                                                    ------------
 Engineering & Construction (1.8%)
   Gradall Industries, Inc. 'D'                                      253,300           3,957,813
                                                                                    ------------
 Financial Services (17.8%)
   Commerce Group, Inc.                                              193,200           6,182,400
   Delphi Financial Group Class A 'D'                                120,900           4,987,125
   Interstate/Johnson Lane, Inc.                                      56,000           1,512,000
   Long Beach Financial Corp. 'D'                                    181,300           2,266,250
   NAC Re Corp.                                                      116,500           5,184,250
   National Western Life Insurance Co. Class A 'D'                    56,700           5,698,350
   PICO Holdings, Inc. 'D'                                           577,900           3,611,875
   Terra Nova (Bermuda) Holdings, Ltd. Class A                       266,185           6,887,537
   United Companies Financial Corp.                                  100,900           2,554,031
   White River Corp. 'D'                                              13,700           1,000,100
                                                                                    ------------
                                                                                      39,883,918
                                                                                    ------------
 Food, Beverages & Tobacco (0.5%)
   Smucker (J.M.) Co. Class A                                         39,800           1,082,063
                                                                                    ------------
 Industrial Mfg. & Processing (2.6%)
   Roanoke Electric Steel Corp.                                       49,200             959,400
   Schnitzer Steel Industries, Inc. Class A                          166,900           4,860,963
                                                                                    ------------
                                                                                       5,820,363
                                                                                    ------------
 Leisure & Entertainment (1.4%)
   SCP Pool Corp. 'D'                                                128,350           3,080,400
                                                                                    ------------
 Lodging & Restaurants (1.3%)
   Fresh Choice, Inc. 'D'                                            378,900           1,610,325
   Morton's Restaurant Group, Inc. 'D'                                57,000           1,232,625
                                                                                    ------------
                                                                                       2,842,950
                                                                                    ------------
 Metals & Mining (2.6%)
   Universal Stainless & Alloy Products, Inc. 'D'                    388,100           5,918,525
                                                                                    ------------
 Office Equipment & Supplies (0.5%)
   New England Business Service, Inc.                                 39,500           1,150,438
                                                                                    ------------
 Paper & Forest Products (0.9%)
   Ivex Packaging Corp. 'D'                                           94,900           2,004,763
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       38

WARBURG PINCUS SMALL COMPANY VALUE FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                    SHARES             VALUE
                                                                  ----------        ------------
COMMON STOCK (CONT'D)
 Real Estate (5.6%)
   Equity Inns, Inc. (REIT)                                          201,900        $  3,179,925
   U.S. Restaurant Properties, Inc. (REIT) 'D'                       104,100           2,556,956
   Weeks Corp. (REIT)                                                 85,900           2,577,000
   Western Water Co. 'D'                                             298,500           4,179,000
                                                                                    ------------
                                                                                      12,492,881
                                                                                    ------------
 Retail (5.5%)
   AnnTaylor Stores Corp. 'D'                                        202,000           2,891,125
   Filene's Basement Corp. 'D'                                       482,400           3,557,700
   Fingerhut Companies, Inc.                                         239,800           5,305,575
   Sotheby's Holdings, Inc.                                           32,600             611,250
                                                                                    ------------
                                                                                      12,365,650
                                                                                    ------------
 Transportation (9.5%)
   Allied Holdings, Inc. 'D'                                         186,200           3,188,675
   Atlas Air, Inc. 'D'                                               166,600           4,623,150
   M.S. Carriers, Inc. 'D'                                           138,600           3,512,644
   MTL, Inc. 'D'                                                     161,200           4,412,850
   OMI Corp. 'D'                                                     462,500           5,521,094
                                                                                    ------------
                                                                                      21,258,413
                                                                                    ------------
TOTAL COMMON STOCK (Cost $178,553,207)                                               209,307,152
                                                                                    ------------
CONVERTIBLE BONDS (0.7%)
                                                                     PAR
                                                                    (000)
                                                                  ----------
 Electronics (0.7%)
   EA Industries, Inc. Series A #
     6.00%, 04/30/99 (NR, NR) + (Cost $1,500,000)                     $1,500           1,500,000
                                                                                    ------------
SHORT-TERM INVESTMENTS (3.2%)
   Repurchase agreement with Goldman, Sachs & Co. dated
   10/31/97 at 5.65% to be repurchased at $7,268,421 on
   11/03/97. (Collateralized by a pro rata amount of U.S.
   Treasury Notes ranging in par values from
   $830,000 - $50,000,000, 5.125% - 8.50%,
   01/15/98 - 11/15/04. Market value of collateral is
   $7,414,904.) (Cost $7,265,000)                                      7,265           7,265,000
                                                                                    ------------
TOTAL INVESTMENTS AT VALUE (97.4%) (Cost $187,318,207*)                              218,072,152
OTHER ASSETS IN EXCESS OF LIABILITIES (2.6%)                                           5,857,681
                                                                                    ------------
NET ASSETS (100.0%) (applicable to 11,919,344 Common Shares and 13,658
 Advisor Shares)                                                                    $223,929,833
                                                                                    ------------
                                                                                    ------------
NET ASSET VALUE, offering and redemption price per Common
 Share ($223,675,115 [div] 11,919,344)                                                    $18.77
                                                                                          ------
                                                                                          ------
NET ASSET VALUE, offering and redemption price per Advisor
 Share ($254,718 [div] 13,658)                                                            $18.65
                                                                                          ------
                                                                                          ------

                            INVESTMENT ABBREVIATIONS

                        ADR = American Depository Receipt
                       REIT = Real Estate Investment Trust
--------------------------------------------------------------------------------
'D' Non-income producing security.
 #  Restricted security.
 *  Cost for federal income tax purposes is $187,460,809.
 + Credit ratings given by Moody's Investors Service, Inc. and Standard & Poor's Rating Group are unaudited.

                See Accompanying Notes to Financial Statements.
                                       39

WARBURG PINCUS STRATEGIC VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
COMMON STOCK (92.5%)
 Agriculture (4.3%)
   Archer-Daniels-Midland Co.                                        21,000         $   467,250
                                                                                    -----------
 Banks & Savings & Loans (6.0%)
   Chase Manhattan Corp.                                              3,500             403,812
   First Chicago NBD Corp.                                            3,500             254,625
                                                                                    -----------
                                                                                        658,437
                                                                                    -----------
 Business Services (3.3%)
   Computer Sciences Corp. 'D'                                        5,000             354,687
                                                                                    -----------
 Capital Equipment (2.6%)
   Allied-Signal, Inc.                                                8,000             288,000
                                                                                    -----------
 Communications & Media (2.2%)
   At Home Corp. Series A 'D'                                        10,000             241,250
                                                                                    -----------
 Computers (25.2%)
   Accelr8 Technology Corp. 'D'                                      13,000             258,375
   Adobe Systems, Inc.                                                3,500             167,125
   Chromatics Color Science Intl., Inc. 'D'                           5,000              71,875
   Cognicase, Inc. 'D'                                               15,000             189,375
   Comdisco,Inc.                                                     11,000             347,187
   Computer Horizons Corp. 'D'                                       13,000             394,875
   Data Dimensions, Inc. 'D'                                         17,000             459,000
   Information Analysis, Inc. 'D'                                    15,000             240,000
   Intuit, Inc. 'D'                                                   5,000             163,125
   Keane, Inc. 'D'                                                    8,000             237,000
   Peritus Software Service 'D'                                      12,000             222,000
   Siebel Systems, Inc. 'D'                                              11                 471
                                                                                    -----------
                                                                                      2,750,408
                                                                                    -----------
 Consumer Services (2.0%)
   Avis Rent A Car, Inc. 'D'                                          8,000             219,500
                                                                                    -----------
 Electronics (3.5%)
   AMP, Inc. 'D'                                                      8,500             382,500
                                                                                    -----------
 Financial Services (7.0%)
   Crawford & Co. Class B                                            15,000             307,500
   Fidelity National Financial, Inc.                                 21,000             456,750
                                                                                    -----------
                                                                                        764,250
                                                                                    -----------
 Healthcare (5.7%)
   ALZA Corp. 'D'                                                    12,000             312,750
   Healthcare Recoveries, Inc. 'D'                                    8,500             157,250
   Technical Chemicals and Products, Inc. 'D'                         8,500             150,344
                                                                                    -----------
                                                                                        620,344
                                                                                    -----------
 Industrial Mfg. & Processing (3.5%)
   Goodrich (B.F.) Co.                                                8,500             378,781
                                                                                    -----------

                See Accompanying Notes to Financial Statements.
                                       40

WARBURG PINCUS STRATEGIC VALUE FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
COMMON STOCK (CONT'D)
 Lodging & Restaurants (6.1%)
   CKE Restaurants 'D'                                               11,000         $   439,313
   Shells Seafood Restaurants, Inc. 'D'                              11,000             116,875
   WSMP, Inc. 'D'                                                     5,500             115,500
                                                                                    -----------
                                                                                        671,688
                                                                                    -----------
 Oil Services (1.6%)
   Halliburton Co.                                                    3,000             178,875
                                                                                    -----------
 Pharmaceuticals (8.0%)
   Columbia Laboratories, Inc. 'D'                                   23,000             368,000
   Forest Laboratories, Inc. 'D'                                      8,000             370,000
   Owens & Minor, Inc. Holding Co. 'D'                               10,000             140,000
                                                                                    -----------
                                                                                        878,000
                                                                                    -----------
 Retail (2.4%)
   CUC International, Inc. 'D'                                        9,000             265,500
                                                                                    -----------
 Telecommunications & Equipment (7.8%)
   DSC Communication Corp. 'D'                                       16,000             390,000
   GTE Corp. 'D'                                                     11,000             466,813
                                                                                    -----------
                                                                                        856,813
                                                                                    -----------
 Utilities-Electric (1.3%)
   Niagara Mohawk Power Corp. 'D'                                    15,000             145,313
                                                                                    -----------
TOTAL COMMON STOCK (Cost $9,502,312)                                                 10,121,596
                                                                                    -----------

                                                                      PAR
                                                                     (000)
                                                                   ---------
SHORT-TERM INVESTMENTS (7.5%)
   Repurchase agreement with Goldman, Sachs & Co. dated
   10/31/97 at 5.65% to be repurchased at $820,386 on 11/03/97.
   (Collateralized by a pro rata amount of U.S. Treasury Notes ranging in par values from $830,000-$50,000,000,
   5.125%-8.50%, 01/15/98-11/15/04. Market value of collateral
   is $836,920.) (Cost $820,000)                                   $    820             820,000
                                                                                    -----------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $10,322,312*)                             $10,941,596
                                                                                    -----------
                                                                                    -----------

                            INVESTMENT ABBREVIATIONS

                       ADR = American Depository Receipt

--------------------------------------------------------------------------------
'D' Non-income producing security.
 *  Cost for federal income tax purposes is $10,322,478.

                See Accompanying Notes to Financial Statements.
                                       41

WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (88.2%)
 Aerospace & Defense (4.9%)
   Gulfstream Aerospace Corp. 'D'                                   297,600         $  8,630,400
   Litton Industries, Inc. 'D'                                      142,600            7,236,950
   Lockheed Martin Corp.                                             87,000            8,270,437
   Raytheon Co.                                                     180,000            9,765,000
                                                                                    ------------
                                                                                      33,902,787
                                                                                    ------------
 Banks & Savings & Loans (2.9%)
   Bank of New York Co., Inc.                                       105,000            4,941,562
   Citicorp                                                         121,300           15,170,081
                                                                                    ------------
                                                                                      20,111,643
                                                                                    ------------
 Building & Building Materials (1.8%)
   USG Corp. 'D'                                                    265,100           12,509,406
                                                                                    ------------
 Business Services (0.8%)
   Block (H & R), Inc.                                               75,000            2,775,000
   Deluxe Corp.                                                      85,000            2,783,750
                                                                                    ------------
                                                                                       5,558,750
                                                                                    ------------
 Capital Equipment (5.5%)
   AlliedSignal, Inc.                                               167,900            6,044,400
   American Standard Companies 'D'                                  167,000            5,970,250
   Cummins Engine Co., Inc.                                          91,200            5,557,500
   Dresser Industries, Inc.                                          65,000            2,738,125
   Emerson Electric Co.                                              87,300            4,577,794
   Ingersoll-Rand Co.                                               111,150            4,327,903
   ITT Industries, Inc.                                             284,700            8,985,844
                                                                                    ------------
                                                                                      38,201,816
                                                                                    ------------
 Chemicals (3.4%)
   Ferro Corp.                                                      100,000            3,743,750
   Olin Corp.                                                       151,500            6,883,781
   Rhone-Poulenc SA ADR                                              77,286            3,265,333
   Union Carbide Corp.                                              219,800           10,042,112
                                                                                    ------------
                                                                                      23,934,976
                                                                                    ------------
 Computers (6.8%)
   Automatic Data Processing, Inc.                                  258,700           13,226,037
   Hewlett-Packard Co.                                              109,500            6,754,781
   International Business Machines Corp.                            163,000           15,984,187
   Seagate Technology, Inc. 'D'                                     251,300            6,816,512
   Sun Microsystems, Inc. 'D'                                       140,000            4,795,000
                                                                                    ------------
                                                                                      47,576,517
                                                                                    ------------
 Conglomerates (2.3%)
   Harsco Corp.                                                     149,600            6,208,400
   United Technologies Corp.                                        137,800            9,646,000
                                                                                    ------------
                                                                                      15,854,400
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       42

WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Consumer Durables (5.5%)
   Chrysler Corp.                                                   572,500         $ 20,180,625
   Ford Motor Co.                                                   215,300            9,405,919
   Maytag Corp.                                                     120,165            4,010,507
   Volvo AB ADR                                                     175,400            4,560,400
                                                                                    ------------
                                                                                      38,157,451
                                                                                    ------------
 Consumer Non-Durables (2.4%)
   Newell Co.                                                        70,200            2,693,925
   Premark International, Inc.                                       30,000              811,875
   RJR Nabisco Holdings Corp.                                       181,900            5,763,956
   Unilever NV                                                      140,000            7,472,500
                                                                                    ------------
                                                                                      16,742,256
                                                                                    ------------
 Electronics (0.5%)
   Western Digital Corp. 'D'                                        122,200            3,658,362
                                                                                    ------------
 Energy (7.9%)
   British Petroleum Co. PLC ADR                                    250,439           21,976,022
   Exxon Corp.                                                      240,000           14,745,000
   Mobil Corp.                                                       70,100            5,104,156
   Pioneer Natural Resources Co.                                    105,000            4,206,563
   Total SA ADR                                                     165,000            9,157,500
                                                                                    ------------
                                                                                      55,189,241
                                                                                    ------------
 Financial Services (7.3%)
   American Express Co.                                              41,750            3,256,500
   Berkley (W.R.) Corp.                                             120,000            4,935,000
   Equitable of Iowa Companies                                       40,800            2,731,050
   Fannie Mae                                                       160,000            7,750,000
   Freddie Mac                                                      127,500            4,829,063
   General Re Corp.                                                  12,900            2,543,719
   Household International, Inc.                                     38,800            4,394,100
   Lehman Brothers Holdings, Inc.                                    95,000            4,470,938
   MBIA, Inc.                                                       115,900            6,925,025
   Provident Companies, Inc.                                        170,000            5,673,750
   Terra Nova (Bermuda) Holdings, Ltd. Class A                      123,600            3,198,150
                                                                                    ------------
                                                                                      50,707,295
                                                                                    ------------
 Food, Beverages & Tobacco (6.1%)
   Anheuser-Busch Companies, Inc.                                   265,100           10,587,431
   PepsiCo, Inc.                                                    154,800            5,698,575
   Philip Morris Companies, Inc.                                    352,000           13,948,000
   Ralston Purina Group                                              42,500            3,814,375
   Sara Lee Corp.                                                    97,600            4,989,800
   Swedish Match Co. ADR                                            119,700            3,740,625
                                                                                    ------------
                                                                                      42,778,806
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       43

WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Healthcare (3.3%)
   Baxter International, Inc.                                       148,400         $  6,863,500
   Foundation Health Systems, Inc. 'D'                               94,800            2,725,500
   Tenet Healthcare Corp. 'D'                                       185,000            5,654,063
   Trigon Healthcare, Inc. 'D'                                       95,500            2,333,781
   Wellpoint Health Networks, Inc. 'D'                              114,100            5,220,075
                                                                                    ------------
                                                                                      22,796,919
                                                                                    ------------
 Industrial Mfg. & Processing (0.4%)
   Eaton Corp.                                                       30,200            2,918,075
                                                                                    ------------
 Leisure & Entertainment (0.8%)
   Polaroid Corp.                                                   122,700            5,513,831
                                                                                    ------------
 Lodging & Restaurants (1.2%)
   La Quinta Inns, Inc.                                             481,800            8,612,175
                                                                                    ------------
 Metals & Mining (2.2%)
   Alumax, Inc. 'D'                                                 292,300            9,499,750
   Aluminum Company of America                                       75,000            5,475,000
                                                                                    ------------
                                                                                      14,974,750
                                                                                    ------------
 Office Equipment & Supplies (0.7%)
   Pitney Bowes, Inc.                                                62,200            4,933,238
                                                                                    ------------
 Oil Services (4.3%)
   Noble Drilling Corp. 'D'                                         281,000            9,993,063
   Reading & Bates Corp. 'D'                                        124,400            5,271,450
   Transocean Offshore, Inc.                                        154,800            8,359,200
   Western Atlas, Inc. 'D'                                           77,400            6,670,913
                                                                                    ------------
                                                                                      30,294,626
                                                                                    ------------
 Pharmaceuticals (2.7%)
   American Home Products Corp.                                     115,300            8,546,613
   Merck & Co., Inc.                                                117,200           10,460,100
                                                                                    ------------
                                                                                      19,006,713
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       44

WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Retail (6.7%)
   Carson Pirie Scott & Co. 'D'                                     110,000         $  5,300,625
   Federated Department Stores, Inc. 'D'                            255,000           11,220,000
   May Department Stores Co.                                         95,000            5,118,125
   Neiman-Marcus Group, Inc. 'D'                                    125,000            4,148,438
   Payless ShoeSource, Inc. 'D'                                     125,000            6,968,750
   Rite Aid Corp.                                                    47,700            2,832,188
   Sotheby's Holdings, Inc. Class A                                 139,400            2,613,750
   Wal-Mart Stores, Inc.                                            240,000            8,430,000
                                                                                    ------------
                                                                                      46,631,876
                                                                                    ------------
 Telecommunications & Equipment (4.4%)
   ALLTEL Corp.                                                      80,000            2,830,000
   Ameritech Corp.                                                   92,500            6,012,500
   Bell Atlantic Corp.                                              154,720           12,358,260
   SBC Communications, Inc.                                         150,000            9,543,750
                                                                                    ------------
                                                                                      30,744,510
                                                                                    ------------
 Transportation (1.5%)
   Burlington Northern Santa Fe Corp.                                47,500            4,512,500
   CSX Corp.                                                        110,000            6,015,625
                                                                                    ------------
                                                                                      10,528,125
                                                                                    ------------
 Utilities-Electric (1.9%)
   Allegheny Energy, Inc.                                            75,000            2,118,750
   American Electric Power Co., Inc.                                 95,000            4,488,750
   DQE, Inc.                                                         50,000            1,546,875
   Entergy Corp.                                                    110,000            2,688,125
   Illinova Corp.                                                   100,000            2,225,000
                                                                                    ------------
                                                                                      13,067,500
                                                                                    ------------
TOTAL COMMON STOCK (Cost $543,145,376)                                               614,906,044
                                                                                    ------------
CONVERTIBLE PREFERRED STOCK (3.9%)
 Business Services (0.5%)
     Merrill Lynch Series IGL 6.25% (Callable 07/01/01 @
       $46.28)                                                      100,000            3,612,500
                                                                                    ------------
 Financial Services (1.9%)
     Allstate Corp. Exchangable Notes 6.76% (Callable 04/15/98
       @ $41.50)                                                    269,600           13,429,450
                                                                                    ------------
 Real Estate (0.9%)
   Equity Residential Properties Series G 7.25%
     (Callable 09/15/02 @ $25.91)                                   246,700            6,182,919
                                                                                    ------------
 Telecommunications & Equipment (0.6%)
   AirTouch Communications, Inc. Series B 6.00% (Callable
     08/16/99 @ $35.96)                                             115,000            4,017,813
                                                                                    ------------
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $26,288,024)                                  27,242,682
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       45

WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                           PAR
                                                   RATE    MATURITY       (000)           VALUE
                                                   ----    --------       -----           -----
CORPORATE BOND (0.5%)
 Retail (0.5%)
     Rite Aid Corp. Convertible Notes
       (Callable 09/15/00 @ $102.10)
       (Baa2, BBB)+ (Cost $3,232,500)              4.00%    09/15/02     $   3,000        $  3,232,500
                                                                                          ------------
ZERO COUPON BONDS (0.9%)
 Insurance (0.5%)
     USF&G Corp. Convertible Notes (Callable
       03/03/99 @ $64.08) (Baa3, BBB-)+            3.21%#   03/03/09         4,900           3,227,875
 Retail (0.4%)
     Costco Companies, Inc. Convertible
       Subordinate Notes
       (Putable 08/19/02 @ $59.42)(A3,BBB+)+       3.40%#   08/19/07         5,300           2,842,125
                                                                                          ------------
TOTAL ZERO COUPON BONDS (Cost $6,135,709)                                                    6,070,000
                                                                                          ------------
                                                                           SHARES
                                                                           ------
WARRANTS (0.1%)
 Chemicals (0.1%)
     Rhone-Poulenc SA ADR 11/05/01 'D'
       (Cost $71,754)                                                       32,586              97,757
                                                                                          ------------
                                                                            PAR
                                                                           (000)
                                                                           ----
SHORT-TERM INVESTMENTS (6.7%)
 Repurchase agreement with Goldman, Sachs & Co. dated
 10/31/97 at 5.65% to be repurchased at $46,833,040 on 11/03/97.
 (Collateralized by a pro rata amount of U.S. Treasury Notes ranging in par values from $830,000 - $50,000,000, 5.125%-8.50%,
 01/15/98 - 11/15/04. Market value of collateral is
 $47,776,885.) (Cost $46,811,000)                                          $46,811          46,811,000
                                                                                          ------------
TOTAL INVESTMENTS AT VALUE (100.3%) (Cost
  $625,684,363*)                                                                           698,359,983
LIABILITIES IN EXCESS OF OTHER ASSETS (0.3%)                                                (2,226,645)
                                                                                          ------------
NET ASSETS (100.0%) (applicable to 32,764,946 Common
 Shares and 4,739,392 Advisor Shares)                                                     $696,133,338
                                                                                          ------------
                                                                                          ------------
NET ASSET VALUE, offering and redemption price per
 Common Share ($608,204,730 [div] 32,764,946)                                                   $18.56
                                                                                                ------
                                                                                                ------
NET ASSET VALUE, offering and redemption price per
 Advisor Share ($87,928,608 [div] 4,739,392)                                                    $18.55
                                                                                                ------
                                                                                                ------

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt

--------------------------------------------------------------------------------
'D' Non-income producing security.
 + Credit ratings given by Moody's Investors Service Inc. and Standard & Poor's Ratings Group are unaudited.
 #  Rate shown reflects yield to maturity on date of purchase.
 *  Cost for federal income tax purposes is $626,014,533.

                See Accompanying Notes to Financial Statements.
                                       46

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (53.5%)
 Aerospace & Defense (1.3%)
   Loral Space & Communications, Ltd. 'D'                              14,500        $   304,500
   Raytheon Co.                                                         1,600             86,800
   Tracor, Inc. 'D'                                                     4,400            117,700
                                                                                     -----------
                                                                                         509,000
                                                                                     -----------
 Agriculture (0.7%)
   Archer-Daniels- Midland Co.                                          4,500            100,125
   Monsanto Co.                                                         3,600            153,900
                                                                                     -----------
                                                                                         254,025
                                                                                     -----------
 Banks & Savings & Loans (2.4%)
   Bank of New York Co., Inc.                                           2,400            112,950
   Bank United Corp. Class A                                            1,300             54,600
   Chase Manhattan Corp.                                                  800             92,300
   Citicorp                                                               800            100,050
   First Chicago NBD Corp.                                                800             58,200
   Quaker City Bancorp, Inc. 'D'                                        8,000            164,000
   Texas Regional Bancshares, Inc.                                      4,350            123,975
   Washington Mutual, Inc.                                              3,150            215,578
                                                                                     -----------
                                                                                         921,653
                                                                                     -----------
 Business Services (1.5%)
   Computer Sciences Corp. 'D'                                          1,000             70,937
   Copart, Inc. 'D'                                                     3,400             59,075
   Corporate Express, Inc. 'D'                                          3,600             52,875
   First Data Corp.                                                     3,000             87,187
   Outdoor Systems, Inc. 'D'                                            2,000             61,500
   Robert Half International, Inc. 'D'                                  3,000            122,812
   Sterling Commerce, Inc. 'D'                                          2,000             66,375
   SunGard Data Systems, Inc. 'D'                                       2,400             56,700
                                                                                     -----------
                                                                                         577,461
                                                                                     -----------
 Capital Equipment (1.0%)
   Allied Products Corp.                                                7,350            193,856
   AlliedSignal, Inc.                                                   1,500             54,000
   Avondale Industries, Inc. 'D'                                        5,250            141,750
                                                                                     -----------
                                                                                         389,606
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       47

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (CONT'D)
 Chemicals (0.8%)
   Avery-Dennison Corp.                                                 3,400        $   135,362
   Du Pont (E.I.) De Nemours & Co.                                      1,300             73,937
   Morton International, Inc.                                           2,000             66,000
   Solutia, Inc.'D'                                                       720             15,930
                                                                                     -----------
                                                                                         291,229
                                                                                     -----------
 Communications & Media (1.8%)
   @Entertainment, Inc. 'D'                                             5,000             57,500
   At Home Corp. Series A 'D'                                           2,100             50,662
   General Cable Corp. 'D'                                              4,000            129,500
   Harte-Hanks Communications, Inc.                                     4,000            139,000
   U.S. West, Inc.-Media Group 'D'                                      8,100            204,525
   Viacom, Inc. Class B 'D'                                             4,100            124,025
                                                                                     -----------
                                                                                         705,212
                                                                                     -----------
 Computers (4.7%)
   Accelr8 Technology Corp.'D'                                          3,000             59,625
   Adobe Systems, Inc.                                                    800             38,200
   BMC Software, Inc. 'D'                                               1,700            102,637
   Cambridge Technology Partners of Massachusetts, Inc. 'D'             1,500             54,750
   Citrix Systems, Inc. 'D'                                             1,600            117,500
   Cognicase, Inc.'D'                                                   3,000             37,875
   Comdisco, Inc.                                                       2,500             78,906
   COMPAQ Computer Corp. 'D'                                            2,350            149,812
   Computer Horizons Corp. 'D'                                          3,000             91,125
   Data Dimensions, Inc. 'D'                                            3,500             94,500
   Harbinger Corp. 'D'                                                  1,500             44,625
   Information Analysis, Inc. 'D'                                       3,000             48,000
   International Business Machines Corp.                                4,400            431,475
   Intuit, Inc. 'D'                                                       800             26,100
   Keane, Inc. 'D'                                                      1,500             44,437
   National Instruments Corp. 'D'                                       2,000             91,000
   PeopleSoft, Inc. 'D'                                                 2,700            169,762
   Peritus Software Services, Inc. 'D'                                    500              9,250
   PLATINUM technology, Inc. 'D'                                        2,000             48,500
   Seagate Technology, Inc. 'D'                                         3,400             92,225
   Siebel Systems, Inc. 'D'                                                 2                108
                                                                                     -----------
                                                                                       1,830,412
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       48

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (CONT'D)
 Conglomerates (1.1%)
   Oglebay Norton Co.                                                   3,600        $   111,600
   United Technologies Corp.                                            1,600            112,000
   Westinghouse Electric Corp.                                          6,840            180,832
                                                                                     -----------
                                                                                         404,432
                                                                                     -----------
 Consumer Durables (0.9%)
   Autoliv, Inc.                                                          682             26,896
   Citation Corp. 'D'                                                   7,500            127,500
   La-Z-Boy, Inc.                                                       1,600             59,800
   Triangle Pacific Corp. 'D'                                           3,500            114,625
                                                                                     -----------
                                                                                         328,821
                                                                                     -----------
 Consumer Non-Durables (1.7%)
   American Safety Razor Corp. 'D'                                      6,000             99,000
   Gibson Greetings, Inc. 'D'                                           4,700            115,737
   Home Products International, Inc. 'D'                                7,900             94,306
   Standex International Corp.                                          4,400            154,000
   USA Detergents, Inc. 'D'                                             5,900             61,950
   Westpoint Stevens, Inc. 'D'                                          1,200             49,200
   Zag Industries, Ltd. 'D'                                             8,200             85,075
                                                                                     -----------
                                                                                         659,268
                                                                                     -----------
 Consumer Services (0.2%)
   DeVRY, Inc. 'D'                                                      2,000             52,750
   ITT Educational Services, Inc. 'D'                                   1,650             39,806
                                                                                     -----------
                                                                                          92,556
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       49

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (CONT'D)
 Electronics (3.4%)
   Altera Corp. 'D'                                                     1,200        $    53,250
   AMP, Inc.                                                            1,500             67,500
   Avant! Corp. 'D'                                                     3,600             94,500
   Burr-Brown Corp. 'D'                                                 1,500             45,375
   EA Industries, Inc. 'D'                                             26,100            163,125
   Etec Systems, Inc. 'D'                                               1,500             66,937
   Intel Corp.                                                          2,200            169,400
   KLA-Tencor Corp. 'D'                                                 1,600             70,300
   Linear Technology Corp.                                              1,500             94,312
   Maxim Integrated Products, Inc. 'D'                                  2,600            172,250
   Microchip Technology, Inc. 'D'                                       1,500             59,812
   Solectron Corp. 'D'                                                  1,200             47,100
   Texas Instruments, Inc.                                                900             96,019
   Vitesse Semiconductor Corp. 'D'                                      1,500             65,062
   Xilinx, Inc. 'D'                                                     1,700             58,012
                                                                                     -----------
                                                                                       1,322,954
                                                                                     -----------
 Energy (3.7%)
   Amoco Corp.                                                          1,400            128,362
   Anadarko Petroleum Corp.                                             1,300             95,225
   Chevron Corp.                                                        2,100            174,169
   Chieftain International, Inc. 'D'                                    2,000             49,000
   Enserch Exploration, Inc.                                           14,600            131,400
   Forcenergy, Inc. 'D'                                                 5,100            166,387
   Forest Oil Corp. 'D'                                                 9,000            169,875
   KCS Energy, Inc.                                                     8,000            210,500
   Meridian Resource Corp. 'D'                                         10,000            130,625
   Pioneer Natural Resources Co.                                        2,300             92,144
   United Meridian Corp. Series A 'D'                                   2,000             67,875
                                                                                     -----------
                                                                                       1,415,562
                                                                                     -----------
 Engineering & Construction (0.3%)
   Gradall Industries, Inc. 'D'                                         6,900            107,812
                                                                                     -----------
 Entertainment (0.4%)
   SCP Pool Corp. 'D'                                                   6,600            158,400
                                                                                     -----------
 Environmental Services (0.4%)
   Allied Waste Industries, Inc. 'D'                                    2,800             57,050
   USA Waste Services, Inc. 'D'                                         2,800            103,600
                                                                                     -----------
                                                                                         160,650
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       50

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (CONT'D)
 Financial Services (9.4%)
   Allstate Corp.                                                       1,000        $    82,937
   Berkshire Hathaway, Inc. Class B 'D'                                   100            146,900
   City National Corp.                                                  2,700             81,169
   Commerce Group, Inc.                                                 4,600            147,200
   Crawford & Co. Class B                                               3,500             71,750
   Delphi Financial Group, Inc. Class A 'D'                             3,000            123,750
   Fidelity National Financial, Inc.                                    4,000             87,000
   Financial Security Assurance Holdings, Ltd.                          1,500             65,250
   Freddie Mac                                                          6,400            242,400
   Fund American Enterprises Holdings, Inc.                               700             83,650
   Household International, Inc.                                          600             67,950
   Interstate/Johnson Lane, Inc.                                        5,600            151,200
   Legg Mason, Inc.                                                     6,665            327,051
   Life Re Corp.                                                        1,000             55,125
   Morgan Stanley Dean Witter Discover & Co.                            2,600            127,400
   NAC Re Corp.                                                         2,850            126,825
   National Western Life Insurance Co. Class A 'D'                      1,500            150,750
   Nationwide Financial Services, Inc.                                  3,400            103,488
   Penncorp Financial Group, Inc.                                       1,800             58,613
   PICO Holdings, Inc. 'D'                                             14,800             92,500
   PMT Services, Inc. 'D'                                               3,000             48,375
   Provident Companies, Inc.                                            2,800             93,450
   ReliaStar Financial Corp.                                           11,786            440,502
   SLM Holding Corp. 'D'                                                1,000            140,375
   Terra Nova (Bermuda) Holdings, Ltd. Class A                          6,550            169,481
   Transaction Systems Architects, Inc. Class A 'D'                     3,800            148,675
   United Companies Finance Corp.                                       2,900             73,406
   White River Corp. 'D'                                                1,400            102,200
                                                                                     -----------
                                                                                       3,609,372
                                                                                     -----------
 Food, Beverages & Tobacco (0.4%)
   Consolidated Cigar Holdings, Inc. 'D'                                3,100            121,675
   Smucker (J.M.) Co. Class A                                             900             24,469
                                                                                     -----------
                                                                                         146,144
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       51

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (CONT'D)
 Healthcare (1.5%)
   ALZA Corp. 'D'                                                       3,000        $    78,188
   Ballard Medical Products                                             2,500             56,406
   Becton Dickinson & Co.                                               3,200            147,400
   HealthCare COMPARE Corp. 'D'                                         3,000            161,250
   Healthcare Recoveries, Inc. 'D'                                      2,000             37,000
   NovaCare, Inc. 'D'                                                   4,500             58,781
   Technical Chemicals and Products, Inc. 'D'                           1,500             26,531
                                                                                     -----------
                                                                                         565,556
                                                                                     -----------
 Industrial Mfg. & Processing (0.6%)
   Goodrich (B.F.) Co.                                                  2,000             89,125
   Roanoke Electric Steel Corp.                                         1,600             31,200
   Schnitzer Steel Industries, Inc. Class A                             4,100            119,413
                                                                                     -----------
                                                                                         239,738
                                                                                     -----------
 Lodging & Restaurants (0.9%)
   CKE Restaurants, Inc.                                                2,100             83,869
   Doubletree Corp. 'D'                                                 2,000             83,250
   McDonald's Corp.                                                     2,600            116,513
   Shells Seafood Restaurants 'D'                                       2,000             21,250
   WSMP, Inc. 'D'                                                       1,000             21,000
                                                                                     -----------
                                                                                         325,882
                                                                                     -----------
 Metals & Mining (0.5%)
   Universal Stainless & Alloy Products, Inc. 'D'                      12,000            183,000
                                                                                     -----------
 Office Equipment & Supplies (0.1%)
   U.S. Office Products Co. 'D'                                         1,500             46,875
                                                                                     -----------
 Oil Services (2.4%)
   Global Industries, Ltd. 'D'                                          4,000             80,500
   Halliburton Co.                                                        500             29,813
   Nabors Industries, Inc. 'D'                                          2,000             82,250
   Pride International, Inc. 'D'                                        3,000             99,000
   Smith International, Inc. 'D'                                        8,000            610,000
                                                                                     -----------
                                                                                         901,563
                                                                                     -----------
 Paper & Forest Products (0.1%)
   Ivex Packaging Corp. 'D'                                             2,600             54,925
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       52

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (CONT'D)
 Pharmaceuticals (2.7%)
   Bristol-Myers Squibb Corp.                                           2,700        $   236,925
   ChiRex, Inc. 'D'                                                     2,100             42,788
   Columbia Laboratories, Inc. 'D'                                      5,000             80,000
   Elan Corp. PLC ADR 'D'                                               1,200             59,850
   Forest Laboratories, Inc. 'D'                                        1,500             69,375
   Gilead Sciences, Inc. 'D'                                            2,000             68,250
   Human Genome Sciences, Inc. 'D'                                      3,000            123,000
   Merck & Co., Inc.                                                    1,100             98,175
   Owens & Minor, Inc. Holding Co.                                      2,000             28,000
   Warner-Lambert Co.                                                   1,200            171,825
   Watson Pharmaceuticals, Inc. 'D'                                     2,000             63,500
                                                                                     -----------
                                                                                       1,041,688
                                                                                     -----------
 Publishing (0.1%)
   Petersen Companies, Inc. Class A 'D'                                 2,500             49,375
                                                                                     -----------
 Real Estate (2.0%)
   Berkshire Realty Co., Inc. (REIT)                                    9,000            100,125
   Crescent Real Estate Equities Co. (REIT)                             3,000            108,000
   Equity Inns, Inc. (REIT)                                             7,500            118,125
   Healthcare Realty Trust (REIT)                                       7,500            208,594
   Security Capital Group, Inc. Class B (REIT) 'D'                        900             28,800
   Vornado Realty Trust (REIT)                                            900             40,163
   Weeks Corp. (REIT)                                                   1,700             51,000
   Western Water Co. 'D'                                                7,400            103,600
                                                                                     -----------
                                                                                         758,407
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       53

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (CONT'D)
 Retail (3.3%)
   AnnTaylor Stores Corp. 'D'                                           2,800        $    40,075
   Barnes & Noble, Inc. 'D'                                             2,000             51,125
   Borders Group, Inc. 'D'                                              4,000            103,750
   CompUSA, Inc. 'D'                                                    1,500             49,125
   CUC International, Inc. 'D'                                          2,000             59,000
   CVS Corp.                                                            2,300            141,019
   Family Dollar Stores, Inc.                                           2,100             49,350
   Filene's Basement Corp. 'D'                                         15,700            115,788
   Fingerhut Companies, Inc.                                            6,100            134,963
   Home Depot, Inc.                                                     1,950            108,469
   Payless ShoeSource, Inc. 'D'                                         1,200             66,900
   Rite Aid Corp.                                                       3,400            201,875
   Sotheby's Holdings, Inc. Class A                                     4,400             82,500
   Staples, Inc. 'D'                                                    3,000             78,750
                                                                                     -----------
                                                                                       1,282,689
                                                                                     -----------
 Telecommunications & Equipment (1.3%)
   DSC Communication Corp. 'D'                                          4,000             97,500
   Essex International, Inc.'D'                                         1,500             49,688
   GTE Corp.                                                            2,500            106,094
   Intermedia Communications of Florida, Inc. 'D'                       1,500             68,063
   McLeodUSA, Inc. Class A 'D'                                          1,500             55,688
   QUALCOMM, Inc. 'D'                                                   1,200             67,650
   WorldCom, Inc. 'D'                                                   2,100             70,613
                                                                                     -----------
                                                                                         515,296
                                                                                     -----------
 Transportation (1.8%)
   Allied Holdings, Inc. 'D'                                            4,600             78,775
   Atlas Air, Inc. 'D'                                                  4,100            113,775
   Coach USA, Inc. 'D'                                                  2,000             59,500
   Heartland Express, Inc. 'D'                                          2,250             61,875
   Mark VII, Inc. 'D'                                                   1,700             52,488
   M.S. Carriers, Inc. 'D'                                              2,500             63,359
   MTL, Inc. 'D'                                                        4,450            121,819
   OMI Corp. 'D'                                                       11,300            134,894
                                                                                     -----------
                                                                                         686,485
                                                                                     -----------
 Utilities -- Electric (0.1%)
   Niagara Mohawk Power Corp. 'D'                                       3,500             33,906
                                                                                     -----------
TOTAL COMMON STOCKS (Cost $16,304,742)                                                20,569,954
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       54

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

FOREIGN STOCKS (9.9%)
 Australia (0.4%)
   Boral, Ltd.                                                         57,000        $   149,929
                                                                                     -----------
 Austria (0.9%)
   Radex-Heraklith Industries                                           3,700            143,544
   VA Technologie AG                                                    1,165            206,601
                                                                                     -----------
                                                                                         350,145
                                                                                     -----------
 Brazil (0.2%)
   CIA Saneamento                                                     175,000             32,381
   Telebras ADR                                                           540             54,810
                                                                                     -----------
                                                                                          87,191
                                                                                     -----------
 Denmark (0.4%)
   ISS International Service System B                                   3,200             97,015
   SAS Danmark AS                                                       3,700             63,697
                                                                                     -----------
                                                                                         160,712
                                                                                     -----------
 Finland (0.3%)
   Rauma OY                                                             5,340            100,042
                                                                                     -----------
 France (0.9%)
   Axa-UAP SA                                                           2,600            178,042
   Compagnie Francaise de Petroleum Total                               1,355            150,339
   Rhone Poulenc, Ltd. Class A                                            100              4,360
                                                                                     -----------
                                                                                         332,741
                                                                                     -----------
 Germany (0.4%)
   Hoechst AG                                                           4,300            165,155
                                                                                     -----------
 Hong Kong (0.2%)
   First Pacific Co., Ltd.                                             21,700             13,683
   Guangshen Railway Co., Ltd.                                         44,500             13,814
   Guangshen Railway Co., Ltd. ADR                                      2,800             40,950
   Hong Kong Land Holdings                                              6,066             13,830
                                                                                     -----------
                                                                                          82,277
                                                                                     -----------
 Israel (0.1%)
   Orbotech, Ltd.                                                         800             34,200
                                                                                     -----------
 Italy (0.4%)
   Assicurazioni Generali SPA                                           7,450            166,509
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       55

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
FOREIGN STOCKS (CONT'D)
 Japan (2.0%)
   Fujitsu, Ltd.                                                        7,000        $    76,763
   Kao Corp.                                                            7,000             97,699
   Orix Corp.                                                           2,000            136,579
   Sankyo Company, Ltd.                                                 3,000             98,945
   Sony Corp.                                                           1,700            141,090
   Sumitomo Bank, Ltd.                                                  6,000             63,803
   Tokyo Electronics, Ltd.                                              3,300            164,493
                                                                                     -----------
                                                                                         779,372
                                                                                     -----------
 Mexico (0.2%)
   PanAmerican Beverages, Inc. Class A                                  1,900             58,900
                                                                                     -----------
 Netherlands (0.5%)
   Philips Electronics NV                                               2,650            207,116
                                                                                     -----------
 New Zealand (0.5%)
   Brierley Investments, Ltd.                                         225,500            174,119
                                                                                     -----------
 Norway (0.6%)
   SAS Norge ASA Class B                                                3,000             50,440
   Smedvig ASA ADR Class B 'D'                                          5,600            162,400
                                                                                     -----------
                                                                                         212,840
                                                                                     -----------
 Philippines (0.2%)
   Millicom International Cellular SA                                   1,435             60,270
                                                                                     -----------
 Portugal (0.6%)
   Portugal Telecommunications SA ADR 'D'                               5,200            214,500
                                                                                     -----------
 South Korea (0.1%)
   Samsung Electronics Co., Ltd. GDR                                       86              1,789
   Samsung Electronics GDR 'D'                                          5,300             53,981
                                                                                     -----------
                                                                                          55,770
                                                                                     -----------
 Switzerland (0.5%)
   Julius Baer Holdings AG Class B                                        120            178,951
                                                                                     -----------
 United Kingdom (0.6%)
   Hanson PLC                                                          28,750            147,837
   Pilkington PLC                                                      32,500             82,333
                                                                                     -----------
                                                                                         230,170
                                                                                     -----------
TOTAL FOREIGN STOCKS (Cost $3,572,247)                                                 3,800,909
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       56

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
PREFERRED STOCK (1.6%)
 Real Estate (1.6%)
   Equity Residential Properties Trust Series C 9.125%
     (Callable 09/09/06 @ $25.00) (REIT)                               10,000        $   273,750
   MEPC International Capital Series A 9.125% (Callable
     09/21/05 @ $25.00)                                                 5,000            118,969
   Oasis Residential, Inc. Series A 9.000% (Callable 04/30/01 @
     $25.00) (REIT)                                                     5,000            121,563
   Security Capital Industries Series C 8.540% (Callable
     11/13/26 @ $50.00)                                                 2,000            105,500
                                                                                     -----------
TOTAL PREFERRED STOCK (Cost $606,320)                                                    619,782
                                                                                     -----------

                                                                                  PAR
                                                         RATE       MATURITY     (000)
                                                        -------     --------     ------
U.S. CORPORATE BONDS (4.8%)
 Financial Services (2.0%)
   Countrywide Home Loan Medium Term Note (A3, A) +      6.380      10/08/02        250         251,250
   First Union Corp. Subordinated Debentures
     (Putable 10/15/05 @ $100.00) (A2, A-) +             6.550%     10/15/35     $  250         253,125
   Smith Barney Holdings Notes (A2, A) +                 6.375      10/01/04        250         249,063
                                                                                            -----------
                                                                                                753,438
                                                                                            -----------
 Industrial (1.1%)
   Lowe's Companies Medium Term Note (Putable
     05/15/07 @ $100.00) (A2, A) +                       7.110      05/15/37        160         169,000
   Times Mirror Co. Notes (Putable 09/15/04 @
     $100.00) (A2, A+) +                                 6.610      09/15/27        250         255,625
                                                                                            -----------
                                                                                                424,625
                                                                                            -----------
 Retail (0.9%)
   Penney (J.C.) & Co. Debentures (Putable 08/15/03
     @ $100.00) (A2, A) +                                6.900      08/15/26        325         338,000
                                                                                            -----------
 Utilities -- Electric (0.8%)
   Korea Electric Power Debentures (Putable 12/01/01
     @ $100.00)
     (A1, AA-) +                                         6.000      12/01/26        325         316,875
                                                                                            -----------
TOTAL U.S. CORPORATE BONDS (Cost $1,799,877)                                                  1,832,938
                                                                                            -----------
CALL OPTIONS (0.0%)
 Singapore (0.0%)
   DBS 50 Index 01/26/98, (Strike Price $407.39) 'D'
     (Cost $17,000)                                                                 383               0
                                                                                            -----------
U.S. TREASURY OBLIGATIONS (22.3%)
   U.S. Treasury Note                                    8.500      11/15/00      4,000       4,302,080
   U.S. Treasury Note                                    8.000      05/15/01      1,270       1,360,157
   U.S. Treasury Note                                    6.500      05/31/01      1,250       1,279,850
   U.S. Treasury Note                                    7.500      02/15/05      1,480       1,619,283
                                                                                            -----------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,404,842)                                             8,561,370
                                                                                            -----------

                See Accompanying Notes to Financial Statements.
                                       57

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                                  PAR
                                                         RATE       MATURITY     (000)         VALUE
                                                        -------     --------     ------     -----------
MORTGAGE BACKED SECURITIES (2.8%)
   GE Capital Mortgage Services, Inc. Series 1994-7
     Class A10 (Aaa, AAA) +                              6.000%     02/25/09     $  484     $   473,102
   Government National Mortgage Association Pass
     Through (Aaa, AAA) +                                6.500      08/15/03          9           8,701
   Morgan Stanley Mortgage Trust Series 40 Class 8
     (NR, AAA) +                                         7.000      07/20/21        600         611,434
                                                                                            -----------
TOTAL MORTGAGE BACKED SECURITIES (Cost $1,065,470)                                            1,093,237
                                                                                            -----------
FOREIGN CORPORATE BONDS (0.0%)
 Thailand (0.0%)
   Bangkok Bank Public Co., Ltd. (Convertible) (NR,
     NR)+ (Cost $24,029)                                 3.250      03/03/04         25          12,073
                                                                                            -----------
SHORT-TERM INVESTMENTS (3.0%)
   Repurchase agreement with Goldman, Sachs & Co.
   dated 10/31/97 at 5.65% to be repurchased at
   $1,141,537 on 11/03/97. (Collateralized by a pro
   rata amount of U.S. Treasury Notes ranging in par
   values from $830,000-$50,000,000, 5.125%-8.50%,
   01/15/98-11/15/04. Market value of collateral is
   $1,164,543.) (Cost $1,141,000)                                                 1,141       1,141,000
                                                                                            -----------
TOTAL INVESTMENTS AT VALUE (97.9%) (Cost
 $32,935,527*)                                                                               37,631,263
OTHER ASSETS IN EXCESS OF LIABILITIES (2.1%)                                                    820,491
                                                                                            -----------
NET ASSETS (100.0%) (applicable to 2,663,504 Common Shares and
 10,974 Advisor Shares)                                                                     $38,451,754
                                                                                            -----------
                                                                                            -----------
NET ASSET VALUE, offering and redemption price per Common Share
 ($38,294,108 [div] 2,663,504)                                                                   $14.38
                                                                                                 ------
                                                                                                 ------
NET ASSET VALUE, offering and redemption price per Advisor
 Share ($157,646 [div] 10,974)                                                                   $14.37
                                                                                                 ------
                                                                                                 ------

                            INVESTMENT ABBREVIATIONS

                        ADR = American Depository Receipt
                        GDR = Global Depository Receipt
                       REIT = Real Estate Investment Trust
--------------------------------------------------------------------------------
'D' Non-income producing security.
 + Credit ratings given by Moody's Investors Service Inc. and Standard & Poor's Ratings Group are unaudited.
 *  Cost for federal income tax purposes is $32,973,357.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS POST-VENTURE CAPITAL FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $88,252,209)                                     $107,207,879
   Receivable for investment securities sold                                      6,050,519
   Receivable for fund shares sold                                                  328,395
   Deferred organizational/offering costs                                            88,238
   Dividends and interest receivable                                                 39,202
   Other assets                                                                       1,785
                                                                               ------------
       TOTAL ASSETS                                                             113,716,018
                                                                               ------------

LIABILITIES

   Payable for investment securities purchased                                    2,765,677
   Payable for fund shares redeemed                                                 877,442
   Accrued expenses payable                                                         228,257
   Other liabilities                                                                    230
                                                                               ------------
       TOTAL LIABILITIES                                                          3,871,606
                                                                               ------------

NET ASSETS, applicable to 6,222,335 Common Shares outstanding and 15,474
 Advisor Shares outstanding                                                    $109,844,412
                                                                               ------------
                                                                               ------------

NET ASSET VALUE, offering and redemption price per Common Share
($109,574,554 [div] 6,222,335)                                                       $17.61
                                                                                     ------
                                                                                     ------
NET ASSET VALUE, offering and redemption price per Advisor Share
($269,858 [div] 15,474)                                                              $17.44
                                                                                     ------
                                                                                     ------

                See Accompanying Notes to Financial Statements.
                                       59

WARBURG PINCUS STRATEGIC VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997
--------------------------------------------------------------------------------

ASSETS

   Investments at value (Cost $10,322,312)                                      $10,941,596
   Receivable for investment securities sold                                      1,243,627
   Deferred organizational/offering costs                                            32,302
   Dividends and interest receivable                                                  2,517
   Receivable for fund shares sold                                                    2,187
   Other assets                                                                         858
                                                                                -----------
       TOTAL ASSETS                                                              12,223,087
                                                                                -----------

LIABILITIES

   Payable for investment securities purchased                                       80,313
   Accrued expenses payable                                                          34,302
                                                                                -----------
       TOTAL LIABILITIES                                                            114,615
                                                                                -----------

NET ASSETS, applicable to 1,046,312 Common Shares outstanding and 15 Advisor
 Shares outstanding                                                             $12,108,472
                                                                                -----------
                                                                                -----------

NET ASSET VALUE, offering and redemption price per Common Share
($12,108,300 [div] 1,046,312)                                                        $11.57
                                                                                     ------
                                                                                     ------
NET ASSET VALUE, offering and redemption price per Advisor Share
($172 [div] 15)                                                                      $11.47
                                                                                     ------
                                                                                     ------

                See Accompanying Notes to Financial Statements.
                                       60

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

WARBURG PINCUS DOMESTIC EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Year or Period Ended October 31, 1997
--------------------------------------------------------------------------------

                                                        WARBURG PINCUS
                                                           CAPITAL        WARBURG PINCUS    WARBURG PINCUS
                                                         APPRECIATION        EMERGING        POST-VENTURE
                                                             FUND          GROWTH FUND       CAPITAL FUND
                                                        --------------    --------------    --------------
INVESTMENT INCOME:
   Dividends                                             $  7,384,725      $  4,283,837      $    149,463
   Interest                                                 1,266,065         6,067,803           371,589
   Foreign taxes withheld                                    (132,244)          (25,476)                0
                                                        --------------    --------------    --------------
       Total investment income                              8,518,546        10,326,164           521,052
                                                        --------------    --------------    --------------
EXPENSES:
   Investment advisory                                      3,847,872        14,879,436         1,704,057
   Administrative services                                  1,085,276         2,977,461           272,648
   Audit                                                       23,236            34,304            13,385
   Custodian/Sub-custodian                                     99,293           263,513            40,424
   Directors/Trustees                                          10,000            10,000             7,500
   Insurance                                                    8,473            25,977             2,608
   Interest                                                     4,507            13,216             1,812
   Legal                                                       58,722           136,603            51,055
   Offering/Organizational costs                                    0                 0            30,270
   Printing                                                    53,395            93,727            27,762
   Registration                                                83,625           159,213            52,146
   Shareholder servicing/Distribution                         152,051         1,969,695           341,403
   Transfer agent                                             221,048         1,036,122           231,104
   Miscellaneous                                               61,973           146,088            34,644
                                                        --------------    --------------    --------------
                                                            5,709,471        21,745,355         2,810,818
   Less: fees waived, expenses reimbursed and
     transfer agent offsets                                   (27,223)          (71,027)         (560,871)
                                                        --------------    --------------    --------------
       Total expenses                                       5,682,248        21,674,328         2,249,947
                                                        --------------    --------------    --------------
           Net investment income (loss)                     2,836,298       (11,348,164)       (1,728,895)
                                                        --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENTS AND FOREIGN CURRENCY RELATED ITEMS:
   Net realized gain (loss) from security
     transactions                                         111,900,128       121,625,395         7,402,996
   Net realized loss from futures contracts                         0                 0                 0
   Net realized loss from foreign currency related
     items                                                          0                 0            (3,944)
   Net change in unrealized appreciation
     (depreciation) from investments and foreign
     currency related items                                25,907,351       204,574,943         4,279,725
                                                        --------------    --------------    --------------
   Net realized and unrealized gain (loss) from
     investments and foreign currency related items       137,807,479       326,200,338        11,678,777
                                                        --------------    --------------    --------------
Net increase in net assets resulting from operations     $140,643,777      $314,852,174      $  9,949,882
                                                        --------------    --------------    --------------
                                                        --------------    --------------    --------------

--------------------------------------------------------------------------------

(1) For the period December 31, 1996 (Commencement of Operations) through October 31, 1997.

                See Accompanying Notes to Financial Statements.
                                       62

--------------------------------------------------------------------------------

            WARBURG PINCUS    WARBURG PINCUS
            SMALL COMPANY       STRATEGIC
              VALUE FUND      VALUE FUND(1)
            --------------    --------------
             $  1,104,309       $   92,258
                  752,659           61,150
                        0                0
            --------------    --------------
                1,856,968          153,408
            --------------    --------------
                1,735,893           89,566
                  347,178           17,912
                   13,514           12,000
                   50,397           20,866
                    7,500            7,500
                    1,850               61
                    2,500               61
                   35,364           26,960
                   20,950          100,077
                   18,483           14,317
                   93,010            6,450
                  439,465           22,417
                  225,281            9,810
                   27,857           10,793
            --------------    --------------
                3,019,242          338,790
                  (64,823)        (208,893)
            --------------    --------------
                2,954,419          129,897
            --------------    --------------
               (1,097,451)          23,511
            --------------    --------------
               21,703,083          621,060
                        0          (33,411)
                        0
               22,597,554          619,284
            --------------    --------------
               44,300,637        1,206,933
            --------------    --------------
             $ 43,203,186       $1,230,444
            --------------    --------------
            --------------    --------------

--------------------------------------------------------------------------------

WARBURG PINCUS DOMESTIC EQUITY FUNDS
STATEMENTS OF OPERATIONS (CONT'D)
--------------------------------------------------------------------------------

                                                     WARBURG PINCUS                      WARBURG PINCUS
                                                  GROWTH & INCOME FUND                   BALANCED FUND
                                            --------------------------------    --------------------------------
                                             FOR THE TWO         FOR THE         FOR THE TWO         FOR THE
                                             MONTHS ENDED       YEAR ENDED       MONTHS ENDED       YEAR ENDED
                                             OCTOBER 31,        AUGUST 31,       OCTOBER 31,        AUGUST 31,
                                                 1997              1997              1997              1997
                                            --------------    --------------    --------------    --------------
INVESTMENT INCOME:
   Dividends                                 $  1,859,373      $ 10,144,739       $   52,125        $  312,837
   Interest                                       457,003         2,121,388          130,689           791,393
   Foreign taxes withheld                             (51)         (168,513)            (550)           (4,015)
                                            --------------    --------------    --------------    --------------
       Total investment income                  2,316,325        12,097,614          182,264         1,100,215
                                            --------------    --------------    --------------    --------------
EXPENSES:
   Investment advisory                            901,812         4,637,851           60,121           319,264
   Administrative services                        290,159         1,483,450           16,700            88,685
   Custodian/Sub-custodian                         20,428           121,205           10,468            34,614
   Directors/Trustees                               1,250             7,500            1,250            10,269
   Insurance                                            0            50,579                0             1,576
   Interest                                             0            27,426                0               309
   Printing                                        13,000           161,821            2,000            11,100
   Professional fees                               61,000            10,350           20,000            14,752
   Shareholder servicing/Distribution              75,076           372,841           16,766            88,903
   Transfer agent                                 104,666           503,805            6,338            45,571
   Miscellaneous                                   12,000            41,233            2,000            57,964
                                            --------------    --------------    --------------    --------------
                                                1,479,391         7,418,061          135,643           673,007
   Less: fees waived, expenses reimbursed
     and transfer agent offsets                    (2,466)           (6,724)         (45,396)         (193,893)
                                            --------------    --------------    --------------    --------------
       Total expenses                           1,476,925         7,411,337           90,247           479,114
                                            --------------    --------------    --------------    --------------
           Net investment income                  839,400         4,686,277           92,017           621,101
                                            --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 FROM INVESTMENTS AND FOREIGN CURRENCY
 RELATED ITEMS:
   Net realized gain from security
     transactions                              24,005,015        88,134,951        1,219,920         2,259,328
   Net realized gain (loss) from foreign
     currency related items                             0                 0              590            (1,211)
   Net change in unrealized appreciation
     (depreciation) from investments and
     foreign currency related items           (19,596,522)       41,534,862         (755,058)        4,514,953
                                            --------------    --------------    --------------    --------------
   Net realized and unrealized gain
     (loss) from investments and foreign
     currency related items                     4,408,493       129,669,813          465,452         6,773,070
                                            --------------    --------------    --------------    --------------
Net increase in net assets resulting from
 operations                                  $  5,247,893      $134,356,090       $  557,469        $7,394,171
                                            --------------    --------------    --------------    --------------
                                            --------------    --------------    --------------    --------------

--------------------------------------------------------------------------------

                See Accompanying Notes to Financial Statements.
                                       64

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

WARBURG PINCUS DOMESTIC EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  WARBURG PINCUS                  WARBURG PINCUS
                                               CAPITAL APPRECIATION               EMERGING GROWTH
                                                       FUND                            FUND
                                          ------------------------------  -------------------------------
                                          FOR THE YEAR ENDED OCTOBER 31,   FOR THE YEAR ENDED OCTOBER 31,
                                          ------------------------------   ------------------------------
                                                1997           1996            1997             1996
                                            ------------   ------------   --------------   --------------
FROM OPERATIONS:
   Net investment income (loss)             $  2,836,298   $  1,851,566   $  (11,348,164)  $   (7,972,465)
   Net realized gain (loss) from security
     transactions                            111,900,128     45,879,867      121,625,395        7,182,552
   Net realized loss from futures
     contracts                                         0              0                0                0
   Net realized loss from foreign currency
     related items                                     0              0                0                0
   Net change in unrealized appreciation
     (depreciation) from investments and
     foreign currency related items           25,907,351     22,240,359      204,574,943      128,715,987
                                            ------------   ------------   --------------   --------------
       Net increase in net assets
         resulting from operations           140,643,777     69,971,792      314,852,174      127,926,074
                                            ------------   ------------   --------------   --------------
FROM DISTRIBUTIONS:
   Dividends from net investment income:
       Common Shares                          (2,397,108)      (205,824)               0                0
       Advisor Shares                             (7,341)             0                0                0
   Distributions from realized gains:
       Common Shares                         (44,111,908)   (29,718,914)      (2,393,545)     (29,520,521)
       Advisor Shares                         (2,454,855)    (2,066,408)        (797,896)     (10,992,686)
                                            ------------   ------------   --------------   --------------
       Net decrease in net assets from
         distributions                       (48,971,212)   (31,991,146)      (3,191,441)     (40,513,207)
                                            ------------   ------------   --------------   --------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares              230,321,097    200,852,137      781,530,558    1,002,644,154
   Reinvested dividends                       45,501,901     31,176,989        3,051,789       38,944,251
   Net asset value of shares redeemed       (176,950,390)   (86,168,618)    (590,806,401)    (316,383,771)
                                            ------------   ------------   --------------   --------------
       Net increase (decrease) in net
         assets from capital share
         transactions                         98,872,608    145,860,508      193,775,946      725,204,634
                                            ------------   ------------   --------------   --------------
       Net increase (decrease) in net
         assets                              190,545,173    183,841,154      505,436,679      812,617,501
NET ASSETS:
   Beginning of period                       431,147,019    247,305,865    1,467,380,112      654,762,611
                                            ------------   ------------   --------------   --------------
   End of period                            $621,692,192   $431,147,019   $1,972,816,791   $1,467,380,112
                                            ------------   ------------   --------------   --------------
                                            ------------   ------------   --------------   --------------
Undistributed net investment income         $  2,077,591   $  1,645,742   $            0   $            0
                                            ------------   ------------   --------------   --------------
                                            ------------   ------------   --------------   --------------

                See Accompanying Notes to Financial Statements.
                                       66

--------------------------------------------------------------------------------

                   WARBURG PINCUS                      WARBURG PINCUS               WARBURG PINCUS
                POST-VENTURE CAPITAL                SMALL COMPANY VALUE             STRATEGIC VALUE
                       FUND                                 FUND                         FUND
           -------------------------------   ----------------------------------   -------------------
                                                              FOR THE PERIOD        FOR THE PERIOD
                                                             DECEMBER 29, 1995     DECEMBER 31, 1996
                                                             (COMMENCEMENT OF      (COMMENCEMENT OF
                   FOR THE YEAR ENDED OCTOBER 31,           OPERATIONS) THROUGH   OPERATIONS) THROUGH
           ---------------------------------------------        OCTOBER 31,           OCTOBER 31,
               1997             1996             1997              1996                  1997
           ------------   ----------------   ------------   -------------------   -------------------
           $ (1,728,895)    $ (1,137,886)    $ (1,097,451)      $  (119,741)          $    23,511
              7,402,996       (9,967,147)      21,703,083         1,349,283               621,060
                      0                0                0                 0               (33,411)
                 (3,944)          (7,090)               0                 0                     0
              4,279,725       14,511,504       22,597,554         8,156,391               619,284
           ------------   ----------------   ------------        ----------            ----------
              9,949,882        3,399,381       43,203,186         9,385,933             1,230,444
           ------------   ----------------   ------------        ----------            ----------
                      0                0                0                 0                     0
                      0                0                0                 0                     0
                      0                0       (1,184,453)                0                     0
                      0                0              (56)                0                     0
           ------------   ----------------   ------------        ----------            ----------
                      0                0       (1,184,509)                0                     0
           ------------   ----------------   ------------        ----------            ----------
             67,881,239      249,245,203      258,418,030        85,549,967            14,786,437
                      0                0        1,093,316                 0                     0
           (133,272,027)     (90,384,695)    (161,650,157)      (10,985,933)           (4,008,409)
           ------------   ----------------   ------------        ----------            ----------
            (65,390,788)     158,860,508       97,861,189        74,564,034            10,778,028
           ------------   ----------------   ------------        ----------            ----------
            (55,440,906)     162,259,889      139,879,866        83,949,967            12,008,472
            165,285,318        3,025,429       84,049,967           100,000               100,000
           ------------   ----------------   ------------        ----------            ----------
           $109,844,412     $165,285,318     $223,929,833       $84,049,967           $12,108,472
           ------------   ----------------   ------------        ----------            ----------
           ------------   ----------------   ------------        ----------            ----------
           $          0     $          0     $          0       $         0           $   121,045
           ------------   ----------------   ------------        ----------            ----------
           ------------   ----------------   ------------        ----------            ----------

WARBURG PINCUS DOMESTIC EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                         WARBURG PINCUS                                         WARBURG PINCUS
                                        GROWTH & INCOME                                            BALANCED
                                              FUND                                                   FUND
                      ----------------------------------------------------   ----------------------------------------------------
                        FOR THE TWO          FOR THE           FOR THE         FOR THE TWO          FOR THE           FOR THE
                        MONTHS ENDED       YEAR ENDED        YEAR ENDED        MONTHS ENDED       YEAR ENDED        YEAR ENDED
                      OCTOBER 31, 1997   AUGUST 31, 1997   AUGUST 31, 1996   OCTOBER 31, 1997   AUGUST 31, 1997   AUGUST 31, 1996
                      ----------------   ---------------   ---------------   ----------------   ---------------   ---------------
FROM OPERATIONS:
   Net investment
     income             $    839,400      $   4,686,277    $    6,958,699      $     92,017       $   621,101       $   314,297
   Net realized gain
     from security
     transactions         24,005,015         88,134,951        20,871,086         1,219,920         2,259,328           490,109
   Net realized gain
     (loss) from
     foreign
     currency
     related items                 0                  0                 0               590            (1,211)               37
   Net change in
     unrealized
     appreciation
     (depreciation)
     from
     investments and
     foreign
     currency
     related items       (19,596,522)        41,534,862       (67,018,131)         (755,058)        4,514,953           472,314
                      ----------------   ---------------   ---------------     ------------     ---------------   ---------------
       Net increase
        in net
        assets
        resulting
        from
        operations         5,247,893        134,356,090       (39,188,346)          557,469         7,394,171         1,276,757
                      ----------------   ---------------   ---------------     ------------     ---------------   ---------------
FROM DISTRIBUTIONS:
   Dividends from
     net investment
     income:
       Common Shares      (1,281,060)        (4,434,607)       (8,430,598)         (125,542)         (655,603)         (212,883)
       Advisor
        Shares               (90,595)          (348,996)         (306,084)             (385)           (1,449)              (10)
   Distributions
     from realized
     gains:
       Common Shares               0                  0       (49,915,078)                0          (395,800)         (149,992)
       Advisor
        Shares                     0                  0        (3,362,883)                0              (809)              (16)
                      ----------------   ---------------   ---------------     ------------     ---------------   ---------------
       Net decrease
        in net
        assets from
       distributions      (1,371,655)        (4,783,603)      (62,014,643)         (125,927)       (1,053,661)         (362,901)
                      ----------------   ---------------   ---------------     ------------     ---------------   ---------------
FROM CAPITAL SHARE
 TRANSACTIONS:
   Proceeds from
     sale of shares       45,408,918        276,013,445       370,678,850         2,285,470        19,977,419        33,327,987
   Reinvested
     dividends             1,309,646          4,560,726        58,584,414           122,038         1,014,239           345,753
   Net asset value
     of shares
     redeemed            (40,487,822)      (531,312,507)     (615,963,314)       (3,462,909)      (19,120,778)       (9,065,222)
                      ----------------   ---------------   ---------------     ------------     ---------------   ---------------
       Net increase
        (decrease)
        in net
        assets from
        capital
        share
        transactions       6,230,742       (250,738,336)     (186,700,050)       (1,055,401)        1,870,880        24,608,518
                      ----------------   ---------------   ---------------     ------------     ---------------   ---------------
       Net increase
        (decrease)
        in net
        assets            10,106,980       (121,165,849)     (287,903,039)         (623,859)        8,211,390        25,522,374
NET ASSETS:
   Beginning of
     period              686,026,358        807,192,207     1,095,095,246        39,075,613        30,864,223         5,341,849
                      ----------------   ---------------   ---------------     ------------     ---------------   ---------------
   End of period        $696,133,338      $ 686,026,358    $  807,192,207      $ 38,451,754       $39,075,613       $30,864,223
                      ----------------   ---------------   ---------------     ------------     ---------------   ---------------
                      ----------------   ---------------   ---------------     ------------     ---------------   ---------------
Undistributed net
 investment income      $          0      $     577,858    $      675,184      $     38,284       $    71,417       $   108,542
                      ----------------   ---------------   ---------------     ------------     ---------------   ---------------
                      ----------------   ---------------   ---------------     ------------     ---------------   ---------------

                See Accompanying Notes to Financial Statements.
                                       68

WARBURG PINCUS CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                        -----------------------------------------------
                                                         1997       1996      1995      1994      1993
                                                        -------    ------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF YEAR                      $ 17.73    $16.26    $14.22    $15.28    $13.28
                                                        -------    ------    ------    ------    ------
Income from Investment Operations:
Net Investment Income (Loss)                                .02      .02       .00      (.08)      .00
Net Gain on Securities (both realized and unrealized)      4.88     3.49      3.02       .23      2.76
                                                        -------    ------    ------    ------    ------
   Total from Investment Operations                        4.90     3.51      3.02       .15      2.76
                                                        -------    ------    ------    ------    ------
Less Distributions:
Dividends from Net Investment Income                       (.01)     .00       .00      (.02)      .00
Distributions from Realized Gains                         (1.80)   (2.04)     (.98)    (1.19)     (.76)
                                                        -------    ------    ------    ------    ------
   Total Distributions                                    (1.81)   (2.04)     (.98)    (1.21)     (.76)
                                                        -------    ------    ------    ------    ------
NET ASSET VALUE, END OF YEAR                            $ 20.82    $17.73    $16.26    $14.22    $15.28
                                                        -------    ------    ------    ------    ------
                                                        -------    ------    ------    ------    ------
Total Return                                              30.37%   24.15%    23.41%     1.23%    21.64%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (000s)                          $34,601  $23,440   $11,594    $8,169   $10,437
Ratios to average daily net assets:
   Operating expenses                                      1.48%@   1.54%@    1.62%     1.55%     1.51%
   Net investment income (loss)                             .08%     .09%     (.18%)    (.24%)    (.25%)
   Decrease reflected in above operating expense ratios
     due to waivers/reimbursements                          .00%     .00%      .00%      .01%      .00%
Portfolio Turnover Rate                                  238.11%   170.69%   146.09%   51.87%    48.26%
Average Commission Rate #                                $.0595    $.0595       --        --        --

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares' expenses by .00% and .01% for the years ended October 31, 1997 and 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements were 1.48% and 1.53% for the years ended October 31, 1997 and 1996, respectively.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

TAX STATUS OF 1997 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on a per share basis were as follows:

                     Ordinary income                  $.84
                     Long-term capital gain            .97

Ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders was 30.74%.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1998.

WARBURG PINCUS EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS
(For an Advisor of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                      --------------------------------------------------
                                                       1997       1996       1995       1994       1993
                                                      ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF YEAR                    $31.99     $29.38     $22.05     $23.51     $18.19
                                                      ------     ------     ------     ------     ------
   Income from Investment Operations:
   Net Investment Loss                                  (.33)      (.09)      (.09)      (.08)      (.08)
   Net Gain (Loss) on Securities (both realized
     and unrealized)                                    6.91       4.45       7.42       (.02)      5.77
                                                      ------     ------     ------     ------     ------
       Total from Investment Operations                 6.58       4.36       7.33       (.10)      5.69
                                                      ------     ------     ------     ------     ------
   Less Distributions:
   Dividends from Net Investment Income                  .00        .00        .00        .00        .00
   Distributions from Realized Gains                    (.07)     (1.75)       .00      (1.36)      (.37)
                                                      ------     ------     ------     ------     ------
       Total Distributions                              (.07)     (1.75)       .00      (1.36)      (.37)
                                                      ------     ------     ------     ------     ------
NET ASSET VALUE, END OF YEAR                          $38.50     $31.99     $29.38     $22.05     $23.51
                                                      ------     ------     ------     ------     ------
                                                      ------     ------     ------     ------     ------
Total Return                                           20.62%     15.69%     33.24%      (.29%)    31.67%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (000s)                        $457,432   $362,696   $167,225   $64,009    $26,029

Ratios to average daily net assets:
   Operating expenses                                   1.63%@     1.70%@     1.76%      1.72%      1.73%
   Net investment loss                                 (1.01%)    (1.05%)    (1.08%)    (1.08%)    (1.09%)
   Decrease reflected in above operating expense
     ratios due to waivers/reimbursements                .00%       .00%       .00%       .04%       .00%
Portfolio Turnover Rate                                87.03%     65.77%     84.82%     60.38%     68.35%
Average Commission Rate #                             $.0566     $.0567         --         --         --

--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares' expenses by .00% and .01% for the years ended October 31, 1997 and 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements were 1.63% and 1.69% for the years ended October 31, 1997 and 1996, respectively.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 30, 1995.

TAX STATUS OF 1997 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on a per share basis were as follows:

                       Long-term capital gain           $.07

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1998.

WARBURG PINCUS POST-VENTURE CAPITAL FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                           FOR THE PERIOD
                                                                                         SEPTEMBER 29, 1995
                                                                                          (COMMENCEMENT OF
                                                   FOR THE YEAR ENDED OCTOBER 31,           OPERATIONS)
                                                 -----------------------------------          THROUGH
                                                      1997                1996            OCTOBER 31, 1995
                                                 ---------------     ---------------     ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 15.93             $ 10.68               $10.00
                                                       -----               -----                -----
   Income from Investment Operations:
   Net Investment Loss                                  (.22)               (.05)                 .00
   Net Gain on Securities and Foreign
     Currency Related Items both (realized
     and unrealized)                                    1.73                5.30                  .68
                                                       -----               -----                -----
       Total from Investment Operations                 1.51                5.25                  .68
                                                       -----               -----                -----
   Less Distributions:
   Dividends from Net Investment Income                  .00                 .00                  .00
   Distributions from Realized Gains                     .00                 .00                  .00
                                                       -----               -----                -----
       Total Distributions                               .00                 .00                  .00
                                                       -----               -----                -----
NET ASSET VALUE, END OF PERIOD                       $ 17.44             $ 15.93               $10.68
                                                       -----               -----                -----
                                                       -----               -----                -----
Total Return                                            9.48%              49.16%                6.80%'D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                        $270                $204                   $1

Ratios to average daily net assets:
   Operating expenses                                    191%@              1.90%@               2.15%*
   Net investment income (loss)                        (1.52%)             (1.41%)                .09%*
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                              .70%                .75%                9.25%*
Portfolio Turnover Rate                               197.56%             168.46%               16.90%'D'
Average Commission Rate #                             $.0401              $.0529                   --

--------------------------------------------------------------------------------

 @ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares' expenses by .01% and .00% for the years ended October 31, 1997 and 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements were 1.90% and 1.90% for the years ended October 31, 1997 and 1996, respectively.
 'D' Non-annualized.
 *  Annualized.
 # Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

                See Accompanying Notes to Financial Statements.
                                       71

WARBURG PINCUS SMALL COMPANY VALUE FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                DECEMBER 29, 1995
                                                            FOR THE              (COMMENCEMENT OF
                                                           YEAR ENDED          OPERATIONS) THROUGH
                                                        OCTOBER 31, 1997         OCTOBER 31, 1996
                                                        ----------------     ------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $14.46                   $10.00
                                                              -----                    -----
   Income from Investment Operations:
   Net Investment Loss                                         (.08)                    (.02)
   Net Gain on Securities (both realized and
     unrealized)                                               4.44                     4.48
                                                              -----                    -----
       Total from Investment Operations                        4.36                     4.46
                                                              -----                    -----
   Less Distributions:
   Dividends from Net Investment Income                         .00                      .00
   Distributions from Realized Gains                           (.17)                     .00
                                                              -----                    -----
       Total Distributions                                     (.17)                     .00
                                                              -----                    -----
NET ASSET VALUE, END OF PERIOD                               $18.65                   $14.46
                                                              -----                    -----
                                                              -----                    -----
Total Return                                                  30.47%                   44.60'D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                               $255                       $5

Ratios to average daily net assets:
   Operating expenses                                          1.89%@                   1.97%@*
   Net investment loss                                         (.78%)                   (.52%)*
   Decrease reflected in above operating expense
     ratios due to waivers/reimbursements                       .00%                    1.46%*
Portfolio Turnover Rate                                      105.87%                   43.14%'D'
Average Commission Rate #                                    $.0555                   $.0570

--------------------------------------------------------------------------------

 @ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares' expenses by .01% and .00% for the year or period ended October 31, 1997 and 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements were 1.88% and 1.97% for the years ended October 31, 1997 and 1996, respectively.
 'D' Non-annualized.
 *  Annualized.
 # Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

TAX STATUS OF 1997 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on a per share basis were as follows:

                        Ordinary income                  $.17

Ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders was 93.23%.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1998.

WARBURG PINCUS STRATEGIC VALUE FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                             JANUARY 9, 1997
                                                                             (COMMENCEMENT OF
                                                                           OPERATIONS) THROUGH
                                                                             OCTOBER 31, 1997
                                                                           --------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $10.13
                                                                                   -----
   Income from Investment Operations:
   Net Investment Income                                                             .02
   Net Gain on Securities (both realized and unrealized)                            1.32
                                                                                   -----
       Total from Investment Operations                                             1.34
                                                                                   -----
   Less Distributions:
   Dividends from Net Investment Income                                              .00
   Distributions from Capital Gains                                                  .00
                                                                                   -----
       Total Distributions                                                           .00
                                                                                   -----
NET ASSET VALUE, END OF PERIOD                                                    $11.47
                                                                                   -----
                                                                                   -----
Total Return                                                                       13.23%'D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                                      $0

Ratios to average daily net assets:
   Operating expenses                                                               1.70%@*
   Net investment loss                                                              1.76%*
   Decrease reflected in above operating expense ratio due to
     waivers/reimbursements                                                        12.76%*
Portfolio Turnover Rate                                                           277.99%'D'
Average Commission Rate #                                                         $.0556

--------------------------------------------------------------------------------
 @ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares' expenses by .01% for the period ended October 31, 1997. The Advisor Shares' operating expense ratio after reflecting these arrangements was 1.69% for the period ended October 31, 1997.
'D' Non-annualized.
 *  Annualized.
 # Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                See Accompanying Notes to Financial Statements.
                                       73

WARBURG PINCUS GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                                FOR THE PERIOD
                                                                                                 MAY 15, 1995
                                       FOR THE TWO       FOR THE YEARS ENDED AUGUST 31,         (COMMENCEMENT
                                       MONTHS ENDED     ---------------------------------       OF OPERATIONS)
                                     OCTOBER 31, 1997        1997              1996           TO AUGUST 31, 1995
                                     ----------------   --------------   ----------------     ------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                    $18.42            $14.88            $16.38                $14.87
                                           ------            ------            ------                ------
   Income From Investment
     Operations:
   Net Investment Income                    .0118            0.0727             .0800                0.0236
   Net Gain (Loss) on Securities
     (both
     realized and unrealized)               .1377            3.5474            (.6931)               1.5323
                                           ------            ------            ------                ------
       Total from Investment
         Operations                         .1495            3.6201            (.6131)               1.5559
                                           ------            ------            ------                ------
   Less Distributions:
   Dividends from Net Investment
     Income                                (.0193)          (0.0808)           (.0736)              (0.0459)
   Distribution from Realized Gains          --                --              (.8133)                 --
                                           ------            ------            ------                ------
       Total Distributions                 (.0193)          (0.0808)           (.8869)              (0.0459)
                                           ------            ------            ------                ------
NET ASSET VALUE, END OF PERIOD             $18.55            $18.42            $14.88                $16.38
                                           ------            ------            ------                ------
                                           ------            ------            ------                ------
Total Returns                                 .81%'D'         24.37%            (3.92%)               10.49%'D'
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)          $ 87,929          $ 84,867          $ 79,565              $ 56,902
Ratios to average daily net assets:
   Operating expenses                        1.58%@*           1.54%@            1.59%@                1.92%*
   Net investment income                      .35%*             .43%              .28%                  .43%*
   Decrease reflected in above
     operating expense ratios due
     to waivers/reimbursements                .00%              .00%              .00%                  .00%
Portfolio Turnover Rate                        19%'D'           148%               94%                  109%*
Average Commission Rate #                  $.0600           $0.0587           $0.0596                    --

--------------------------------------------------------------------------------

 @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's expense ratio.
 'D' Non-annualized.
 *  Annualized.
 # Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

TAX STATUS OF 1997 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on a per share basis were as follows:

                        Ordinary income                $.0193

Ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders was 100.00%.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1998.

WARBURG PINCUS BALANCED FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                                FOR THE PERIOD
                                                                                                JULY 31, 1995
                                       FOR THE TWO        FOR THE YEAR ENDED AUGUST 31,         (COMMENCEMENT
                                       MONTHS ENDED     ---------------------------------       OF OPERATIONS)
                                     OCTOBER 31, 1997        1997              1996           TO AUGUST 31, 1995
                                     ----------------   --------------   ----------------     ------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                   $14.22             $11.94            $11.13                $10.72
                                           -----             ------            ------                ------
   Income From Investment
     Operations:
   Net Investment Income                   .0275            (0.0233)           0.3689                0.0170
   Net Gain on Securities and
     Foreign Currency Related Items
     (both realized and unrealized)        .1527             2.6774            0.6815                0.3930
                                           -----             ------            ------                ------
       Total from Investment
         Operations                        .1802             2.6541            1.0504                0.4100
                                           -----             ------            ------                ------
   Less Distributions:
   Dividends from Net Investment
     Income                               (.0364)           (0.2226)          (0.0942)               0.0000
   Distributions from Realized
     Gains                                  --              (0.1511)          (0.1462)               0.0000
                                           -----             ------            ------                ------
       Total Distributions                (.0364)           (0.3737)          (0.2404)               0.0000
                                           -----             ------            ------                ------
NET ASSET VALUE, END OF PERIOD            $14.37             $14.22            $11.94                $11.13
                                           -----             ------            ------                ------
                                           -----             ------            ------                ------
Total Returns                               1.30%'D'          22.66%             9.56%                 3.82%'D'
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $158               $149               $12                    $1
Ratios to average daily net assets:
   Operating expenses                       1.60%@*            1.60%@            1.71%@                1.76%*
   Net investment income                    1.13%*             1.53%            (4.11%)                2.00%*
   Decrease reflected in above
     operating expense ratios due
     to waivers/reimbursements              1.35%*             1.21%           203.35%               626.71%*
Portfolio Turnover Rate                       15%'D'            120%              108%                  107%*
Average Commission Rate #                 $0.0430          $ 0.0400          $ 0.0453                  --

--------------------------------------------------------------------------------

 @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's expense ratio.
 'D' Non-annualized.
 *  Annualized.
 # Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

TAX STATUS OF 1997 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on a per share basis were as follows:

                     Ordinary income                $.0364

Ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders was 41.39%.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1998.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
   The Warburg Pincus Domestic Equity Funds (the 'Funds') are comprised of Warburg Pincus Capital Appreciation Fund (the 'Capital Appreciation Fund'), Warburg Pincus Post-Venture Capital Fund (the 'Post-Venture Capital Fund'), Warburg Pincus Small Company Value Fund (the 'Small Company Value Fund'), Warburg Pincus Small Company Growth Fund (the 'Small Company Growth Fund'), Warburg Pincus Strategic Value Fund (the 'Strategic Value Fund'), Warburg Pincus Growth & Income Fund (the 'Growth & Income Fund') and the Warburg Pincus Balanced Fund which are registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as diversified, open-end management investment companies, and Warburg Pincus Emerging Growth Fund (the 'Emerging Growth Fund') which is registered under the 1940 Act as a non-diversified, open-end management investment company.
   Investment objectives for each Fund are as follows: the Capital Appreciation Fund and and the Small Company Value Fund seek long-term capital appreciation; the Emerging Growth Fund seeks maximum capital appreciation; the Post-Venture Capital Fund seeks long-term growth of capital; the Strategic Value Fund seeks capital appreciation; the Small Company Growth Funds seeks capital growth; the Growth & Income Fund seeks long-term growth of capital and income; the Balanced Fund seeks maximum total return through a combination of long-term growth of capital and current income.
   Each Fund offers two classes of shares, one class being referred to as Common Shares and one class being referred to as Advisor Shares. Common and Advisor Shares in each Fund represent an equal pro rata interest in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Shares for the Post-Venture Capital Fund, the Small Company Value Fund, the Small Company Growth Fund, the Strategic Value Fund and the Balanced Fund bear expenses paid pursuant to a shareholder servicing and distribution plan adopted by each Fund at an annual rate not to exceed .25% of the average daily net asset value of each Fund's outstanding Common Shares. Advisor Shares for each Fund bear expenses paid pursuant to a distribution plan adopted by each Fund at an annual rate not to exceed .75% of the average daily net asset value of each Fund's outstanding Advisor Shares. Advisor Shares are currently bearing expenses of .50% of average daily net assets. At October 31, 1997 there were no outstanding Advisor Shares for the Small Company Growth Fund.
   The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------
at the mean between the last reported bid and asked price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's Board.
   Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.
   The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.
   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution, shareholder servicing fees and transfer agent fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.
   Dividends from net investment income, if any, are declared and paid annually (except with respect to the Growth & Income Fund and the Balanced Fund which dividends, if any, are paid quarterly). Distributions of net realized capital gains, if any, are declared and paid annually for all Funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.
   No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

   Costs incurred in connection with organization and offering of shares have been deferred and are being amortized over a period of five years and one year, respectively, from the date each Fund commenced its operations.
   The Funds, together with other funds advised by Warburg Pincus Asset Management, Inc., the Funds' investment adviser ('Warburg') (collectively, the 'Warburg Funds'), have established committed and uncommitted lines of credit facilities with certain banks for temporary or emergency purposes primarily relating to fund share redemptions and funding payments of dividend or capital gain distributions. Under the terms of the committed line of credit, the Warburg Funds with access to the facility pay a commitment fee at a rate of .10% per annum on the amount of the line of credit. In addition, under the terms of both the committed and uncommitted facilities, the Warburg Funds will pay interest on borrowings at the banks base rate plus .55%. Aggregate borrowings for each fund under these credit facilities may not exceed the lower of (a) the maximum amount permitted by such fund's investment policies and restrictions or (b) thirty three and one-third percent (33 1/3%) of such fund's total assets. For the year or period ended October 31, 1997, loan related activity was as follows:

                       AVERAGE DAILY          AVERAGE          MAXIMUM DAILY       LOAN OUTSTANDING
       FUND             LOAN BALANCE      INTEREST RATE %     LOAN OUTSTANDING       AT 10/31/97
-------------------    --------------     ---------------     ----------------     ----------------
Post-Venture
 Capital                  $  9,041              5.86             $2,800,000               $0
Small Company Value         17,879              6.52              3,489,000                0

   The average debt per average share outstanding for each Fund is as follows:

                                                      AVERAGE SHARES     AVERAGE DEBT
                       FUND                            OUTSTANDING        PER SHARE
--------------------------------------------------    --------------     ------------
Post-Venture Capital                                     8,306,014          $.0011
Small Company Value                                     10,315,769           .0017

   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other Warburg Funds, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities, pledged as collateral for repurchase agreements, are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the counterparty to the agreement, retention of the collateral may be subject to legal proceedings.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------
date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.
   The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the transfer agent expense. For the year or period ended October 31, 1997, the Funds received credits or reimbursements under this arrangement as follows:

                              FUND                                  AMOUNT
----------------------------------------------------------------    -------
Capital Appreciation                                                $27,223
Emerging Growth                                                      71,027
Post-Venture Capital                                                  7,628
Small Company Value                                                   8,857
Strategic Value                                                         461
Growth & Income                                                       2,466
Balanced                                                                138

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR
   Warburg, which is indirectly controlled by Warburg, Pincus & Co., serves as each Fund's investment adviser. For its advisory services, Warburg is entitled to receive the following fees based on each Fund's average daily net assets:

                    FUND                                     ANNUAL RATE
---------------------------------------------    -----------------------------------
Capital Appreciation                                .70% of average daily net assets
Emerging Growth                                     .90% of average daily net assets
Post-Venture Capital                               1.25% of average daily net assets
Small Company Value                                1.00% of average daily net assets
Strategic Value                                    1.00% of average daily net assets
Growth & Income                                     .75% of average daily net assets
Balanced                                            .90% of average daily net assets

   For the year or period ended October 31, 1997, investment advisory fees, voluntary waivers and reimbursements were as follows:

                                       GROSS                            NET             EXPENSE
              FUND                  ADVISORY FEE       WAIVER       ADVISORY FEE     REIMBURSEMENT
--------------------------------    ------------     ----------     ------------     -------------
Capital Appreciation                $ 3,847,872      $        0     $ 3,847,872        $       0
Emerging Growth                      14,879,436               0      14,879,436                0
Post-Venture Capital                  1,704,057        (553,243)      1,150,814                0
Small Company Value                   1,735,893         (55,966)      1,679,927                0
Strategic Value                          89,566         (89,566)              0         (109,910)
Growth & Income                         901,812               0         901,812                0
Balanced                                 60,121         (35,238)         24,883                0

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------
2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR (CONT'D)

   Abbott Capital Management, LLC ('Abbott') serves as sub-investment adviser for the Post-Venture Capital Fund's assets invested in U.S. or foreign private limited partnerships or other investment funds ('Private Fund Investments'). From its investment advisory fee, Warburg pays Abbott a fee of .55% per annum of the value of Private Fund Investments as of the end of each calendar quarter. Effective January 17, 1997, the Sub-Advisory Agreement was amended. Under the amended Agreement, Warburg pays Abbott a quarterly fee at the annual rate of 1.00% of the Fund's value of Private Fund Investments as of the end of each calendar quarter. No compensation is paid by the Post-Venture Capital Fund to Abbott for its sub-investment advisory services.
   Counsellors Funds Service, Inc. ('CFSI'), a wholly-owned subsidiary of Warburg, and PFPC Inc. ('PFPC'), an indirect, wholly-owned subsidiary of PNC Bank Corp. ('PNC'), serve as each Fund's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets. For the year or period ended October 31, 1997, administrative services fees earned by CFSI were as follows:

                         FUND                             CO-ADMINISTRATION FEE
------------------------------------------------------    ---------------------
Capital Appreciation                                           $   549,696
Emerging Growth                                                  1,653,283
Post-Venture Capital                                               136,324
Small Company Value                                                173,589
Strategic Value                                                      8,956
Growth & Income                                                    109,797
Balanced                                                             6,680

   For its administrative services, PFPC currently receives a fee calculated at an annual rate of .10% on each Fund's first $500 million in average daily net assets, .075% on the next $1 billion in average daily net assets and .05% of average daily net assets in excess of $1.5 billion (for the Growth & Income Fund and the Balanced Fund, .15% of each Fund's first $500 million of average daily net assets, .10% of the next $1 billion and .05% of each Fund's average daily net assets over $1.5 billion).

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

For the year or period ended October 31, 1997, administrative service fees earned and voluntarily waived by PFPC were as follows:

                                                                                       NET
               FUND                    CO-ADMINISTRATION FEE      WAIVER      CO-ADMINISTRATION FEE
-----------------------------------    ---------------------     --------     ---------------------
Capital Appreciation                        $   535,580          $      0          $   535,580
Emerging Growth                               1,324,178                 0            1,324,178
Post-Venture Capital                            136,324                 0              136,324
Small Company Value                             173,589                 0              173,589
Strategic Value                                   8,956            (8,956)                   0
Growth & Income                                 180,362                 0              180,362
Balanced                                         10,020           (10,020)                   0

   Counsellors Securities Inc. ('CSI'), also a wholly-owned subsidiary of Warburg, serves as each Fund's distributor. No compensation is paid by the Capital Appreciation Fund, the Emerging Growth Fund or the Growth & Income Fund to CSI for distribution services. For its distribution services, CSI receives a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Post-Venture Capital Fund, the Small Company Value Fund, the Small Company Growth Fund, the Strategic Value Fund and the Balanced Fund pursuant to a shareholder servicing and distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. For its shareholder servicing and distribution services, CSI receives a fee at an annual rate of .50%, respectively, of the average daily net assets of each Funds' Advisor Shares pursuant to distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. For the year or period ended October 31, 1997, shareholder servicing and distribution fees earned by CSI were as follows:

                    FUND                        DISTRIBUTION FEE
--------------------------------------------    ----------------
Capital Appreciation
   Advisor Shares                                  $   152,01
                                                     --------
                                                     --------
Emerging Growth
   Advisor Shares                                  $1,969,695
                                                     --------
                                                     --------

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------
2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR (CONT'D)

                    FUND                        DISTRIBUTION FEE
--------------------------------------------    ----------------
Post-Venture Capital
   Common Shares                                   $  340,220
   Advisor Shares                                       1,183
                                                     --------
                                                   $  341,403
                                                     --------
                                                     --------
Small Company Value
   Common Shares                                   $  428,482
   Advisor Shares                                      10,983
                                                     --------
                                                   $  439,465
                                                     --------
                                                     --------
Strategic Value
   Common Shares                                   $   22,366
   Advisor Shares                                          51
                                                     --------
                                                   $   22,417
                                                     --------
                                                     --------
Growth & Income
   Advisor Shares                                  $   75,076
                                                     --------
                                                     --------
Balanced
   Common Shares                                   $   16,635
   Advisor Shares                                         131
                                                     --------
                                                   $   16,766
                                                     --------
                                                     --------

3. INVESTMENTS IN SECURITIES
   For the year or period ended October 31, 1997, purchases and sales of investment securities (excluding short-term investments) were as follows:

                     FUND                           PURCHASES            SALES
----------------------------------------------    --------------     --------------
Capital Appreciation                              $1,272,979,376     $1,232,636,692
Emerging Growth                                    1,372,740,217      1,306,051,222
Post-Venture Capital                                 250,562,106        309,711,945
Small Company Value                                  247,140,260        158,211,795
Strategic Value                                       33,238,947         24,367,189
Growth & Income                                      125,103,034        128,688,026
Balanced                                               5,617,695          8,100,530

   At October 31, 1997, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                                 NET UNREALIZED
                                         UNREALIZED          UNREALIZED           APPRECIATION
              FUND                      APPRECIATION        DEPRECIATION         (DEPRECIATION)
---------------------------------       ------------        -------------        --------------
Capital Appreciation                    $ 93,888,423        $  (5,165,604)        $ 88,722,819
Emerging Growth                          497,883,517          (29,862,274)         468,021,243
Post-Venture Capital                      21,333,844           (2,449,516)          18,884,328
Small Company Value                       32,919,279           (2,307,936)          30,611,343
Strategic Value                            1,019,834             (400,716)             619,118
Growth & Income                           84,028,676          (11,683,226)          72,345,450
Balanced                                   5,351,123             (693,217)           4,657,906

   For the year ended October 31, 1996, sales of the Emerging Growth Fund included $24,910,031 of investment securities delivered to shareholders in exchange for 729,399 Common Shares resulting in a gain of $7,807,518.

4. RESTRICTED SECURITIES
   Certain of the Fund's investments are restricted as to resale and are valued under procedures established by the Fund's Board of Directors in good faith, at fair value, after taking into consideration available indications of value.

                                                                                                           PERCENTAGE
                                                   SECURITY    ACQUISITION                      MARKET       OF NET
        FUND             SECURITY DESCRIPTION       TYPE         DATE(S)           COST          VALUE       ASSETS
--------------------  ---------------------------  -------  ------------------  -----------   -----------  ----------
Emerging Growth       Focal, Inc. Series E         Preferred      03/15/96      $ 2,000,001   $ 2,000,000      .10%
                      New York Restaurant Group,
                       Inc.                        Common        10/30/97         3,249,985     3,249,985      .16
                      Nexus Telecommunication
                       Systems, Ltd.               Common   11/21/95-11/28/96     1,593,760     2,250,000      .11
                      NK2, Inc.                    Common        04/25/97         1,300,000     2,242,498      .11
                      Opal Concepts, Inc. Series
                       B                           Preferred      08/31/95        2,000,000     1,999,999      .10
                      Radical Entertainment
                       Holdings, Inc.              Common        10/06/97         2,500,000     2,500,000      .13
                      Staffing Resources, Inc.     Common        11/16/95         1,001,000     1,001,000      .05
                      Stratasys, Inc.              Warrants      10/31/95                 0             0      .00
                                                                                -----------   -----------       --
                                                                                $13,644,746   $15,243,482      .76%
                                                                                -----------   -----------       --
                                                                                -----------   -----------       --
Post-Venture Capital  New York Restaurant Group,
                       Inc.                        Common        10/30/97           749,998       749,999      .68%
                      NK2, Inc.                    Common        04/25/97           900,000     1,578,750     1.44
                      Staffing Resources, Inc.     Common        11/16/95            44,000        44,000      .04
                                                                                -----------   -----------       --
                                                                                $ 1,693,998   $ 2,372,749     2.16%
                                                                                -----------   -----------       --
                                                                                -----------   -----------       --
Small Company Value   EA Industries, Inc. Series A  Bond         04/17/97       $  1,500,00   $ 1,500,000      .67%
                                                                                -----------   -----------       --
                                                                                -----------   -----------       --

5. FORWARD FOREIGN CURRENCY CONTRACTS
   Each Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds will enter into forward contracts primarily for hedging purposes. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS (CONT'D) offsetting position is entered into. At October 31, 1997, there were no open forward foreign currency contracts.

6. FUTURES CONTRACTS
   Each Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, a Fund is required to make a deposit of an initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by a Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and a Fund's basis in the contract. Risks of enterings into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. During the period ended October 31, 1997 the Strategic Value Fund entered into futures contracts which resulted in net realized losses of $33,411. At October 31, 1997, there were no open futures contracts.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

7. CAPITAL SHARE TRANSACTIONS
   The Capital Appreciation Fund is authorized to issue three billion of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are classified as Advisor Shares. The Emerging Growth Fund, the Post-Venture Capital Fund, the Small Company Value Fund, the Small Company Growth Fund and the Strategic Value Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares of each Fund (two billion shares for the Growth & Income Fund and Balanced Fund) are designated as the Advisor Shares.
   Transactions in shares of each Fund were as follows:

                                                  CAPITAL APPRECIATION FUND
                                   COMMON SHARES                            ADVISOR SHARES
                        ------------------------------------     ------------------------------------
                                               FOR THE YEAR ENDED OCTOBER 31,
                        -----------------------------------------------------------------------------
                             1997                1996                 1997                1996
                        --------------     -----------------     --------------     -----------------
Shares sold                11,782,145           10,910,433             606,375            1,088,505
Shares issued to
 shareholders on
 reinvestment of
 dividends                  2,594,315            1,964,279             149,768              140,666
Shares redeemed            (9,249,789)          (4,541,337)           (416,279)            (619,616)
                        --------------     -----------------     --------------     -----------------
Net increase
 (decrease) in
 shares outstanding         5,126,671            8,333,375             339,864              609,555
                        --------------     -----------------     --------------     -----------------
                        --------------     -----------------     --------------     -----------------
Proceeds from sale
 of shares              $ 219,247,482        $ 182,785,188        $ 11,073,615        $  18,066,949
Reinvested dividends       43,039,712           29,110,611           2,462,189            2,066,378
Net asset value of
 shares redeemed         (169,218,861)         (75,988,938)         (7,731,529)         (10,179,680)
                        --------------     -----------------     --------------     -----------------
Net increase
 (decrease) from
 capital share
 transactions           $  93,068,333        $ 135,906,861        $  5,804,275        $   9,953,647
                        --------------     -----------------     --------------     -----------------
                        --------------     -----------------     --------------     -----------------

                                                  POST-VENTURE CAPITAL FUND
                                   COMMON SHARES                            ADVISOR SHARES
                        ------------------------------------     ------------------------------------
                                               FOR THE YEAR ENDED OCTOBER 31,
                        -----------------------------------------------------------------------------
                             1997                1996                 1997                1996
                        --------------     -----------------     --------------     -----------------
Shares sold                 4,136,567           15,683,612             3,331               13,545
Shares issued to
 shareholders on
 reinvestment of
 dividends                          0                    0                 0                    0
Shares redeemed            (8,215,079)          (5,665,702)             (675)                (846)
                        --------------     -----------------          ------              -------
Net increase
 (decrease) in
 shares outstanding        (4,078,512)          10,017,910             2,656               12,699
                        --------------     -----------------          ------              -------
                        --------------     -----------------          ------              -------
Proceeds from sale
 of shares               $ 67,826,803        $ 249,017,481          $ 54,436            $ 227,722
Reinvested dividends                0                    0                 0                    0
Net asset value of
 shares redeemed         (133,261,256)         (90,369,709)          (10,771)             (14,986)
                        --------------     -----------------          ------              -------
Net increase
 (decrease) from
 capital share
 transactions            $(65,434,453)       $ 158,647,772          $ 43,665            $ 212,736
                        --------------     -----------------          ------              -------
                        --------------     -----------------          ------              -------

--------------------------------------------------------------------------------

                                          EMERGING GROWTH FUND
                        COMMON SHARES                            ADVISOR SHARES
             ------------------------------------     -------------------------------------
                                     FOR THE YEAR ENDED OCTOBER 31,
             ------------------------------------------------------------------------------
                  1997                1996                 1997                 1996
             --------------     -----------------     ---------------     -----------------
                19,332,805           25,903,237            2,777,965            5,757,390
                    69,725              976,986               25,320              392,736
               (14,870,553)          (9,467,243)          (2,261,139)            (503,703)
             --------------     -----------------     ---------------     -----------------
                 4,531,977           17,412,980              542,146            5,646,423
             --------------     -----------------     ---------------     -----------------
             --------------     -----------------     ---------------     -----------------
             $ 685,993,625        $ 823,521,694        $  95,536,933        $ 179,122,460
                 2,254,198           27,951,581              797,591           10,992,670
              (518,210,531)        (301,193,801)         (72,595,870)         (15,189,970)
             --------------     -----------------     ---------------     -----------------
             $ 170,037,292        $ 550,279,474        $  23,738,654        $ 174,925,160
             --------------     -----------------     ---------------     -----------------
             --------------     -----------------     ---------------     -----------------

                                                    SMALL COMPANY VALUE FUND
                                    COMMON SHARES                              ADVISOR SHARES
                        --------------------------------------     --------------------------------------
                                              FOR THE PERIOD                             FOR THE PERIOD
                                             DECEMBER 29, 1995                          DECEMBER 29, 1995
                                             (COMMENCEMENT OF                           (COMMENCEMENT OF
                          FOR THE YEAR          OPERATIONS)            FOR THE             OPERATIONS)
                             ENDED                THROUGH             YEAR ENDED             THROUGH
                        OCTOBER 31, 1997     OCTOBER 31, 1996      OCTOBER 31, 1997     OCTOBER 31, 1996
                        ----------------     -----------------     ----------------     -----------------
                            15,162,610             6,643,221             502,401                 228
                                73,225                     0                   4                   0
                            (9,160,818)             (808,794)           (489,074)                 (1)
                        ----------------     -----------------          --------               -----
                             6,075,017             5,834,427              13,331                 227
                        ----------------     -----------------          --------               -----
                        ----------------     -----------------          --------               -----
                          $250,655,885         $  85,546,767          $7,762,145             $ 3,200
                             1,093,260                     0                  56                   0
                          (153,324,594)          (10,985,928)         (8,325,563)                 (5)
                        ----------------     -----------------          --------               -----
                          $ 98,424,551         $  74,560,839          $ (563,362)            $ 3,195
                        ----------------     -----------------          --------               -----
                        ----------------     -----------------          --------               -----

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

7. CAPITAL SHARE TRANSACTIONS (CONT'D)

                               STRATEGIC VALUE FUND
                       COMMON SHARES         ADVISOR SHARES
                    --------------------  --------------------
                       FOR THE PERIOD        FOR THE PERIOD
                     DECEMBER 31, 1996      JANUARY 9, 1997
                      (COMMENCEMENT OF      (COMMENCEMENT OF
                    OPERATIONS) THROUGH   OPERATIONS) THROUGH
                      OCTOBER 31, 1997      OCTOBER 31, 1997
                    --------------------  --------------------
Shares sold                1,389,517               5,938
Shares issued to
 shareholders on
 reinvestment of
 dividends                         0                   0
Shares redeemed             (353,205)             (5,923)
                          ----------              ------
Net increase
 (decrease) in
 shares outstanding        1,036,312                  15
                          ----------              ------
                          ----------              ------
Proceeds from sale
 of shares              $ 14,726,411            $ 60,026
Reinvested dividends                0                  0
Net asset value of
 shares redeemed          (3,945,392)            (63,017)
                          ----------              ------
Net increase
 (decrease) from
 capital share
 transactions           $ 10,781,019            $ (2,991)
                          ----------              ------
                          ----------              ------

                                                                GROWTH & INCOME FUND
                                        COMMON SHARES                                         ADVISOR SHARES
                     ----------------------------------------------------  ----------------------------------------------------
                       FOR THE TWO       FOR THE YEAR      FOR THE YEAR      FOR THE TWO       FOR THE YEAR      FOR THE YEAR
                       MONTHS ENDED         ENDED             ENDED          MONTHS ENDED         ENDED             ENDED
                     OCTOBER 31, 1997  AUGUST 31, 1997   AUGUST 31, 1996   OCTOBER 31, 1997  AUGUST 31, 1997   AUGUST 31, 1996
                     ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
Shares sold               2,174,608         16,219,671        20,913,915          197,822           739,244         2,135,316
Shares issued to
 shareholders on
 reinvestment of
 dividends                   62,949            261,793         3,538,291            4,665            20,096           237,054
Shares redeemed          (2,073,583)       (32,720,263)      (38,907,636)         (70,415)       (1,497,975)         (499,292)
                     ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
Net increase
 (decrease) in
 shares outstanding         163,974        (16,238,799)      (14,455,430)         132,072          (738,635)        1,873,078
                     ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
                     ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
Proceeds from sale
 of shares             $ 41,615,463     $  263,366,857    $  336,297,357     $  3,793,455      $ 12,646,588      $ 34,381,493
Reinvested dividends      1,219,324          4,211,791        54,915,454           90,322           348,935         3,668,960
Net asset value of
 shares redeemed        (39,147,600)      (508,011,387)     (608,244,172)      (1,340,222)      (23,301,120)       (7,719,142)
                     ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
Net increase
 (decrease) from
 capital share
 transactions          $  3,687,187     $ (240,432,739)   $ (217,031,361)    $  2,543,555      $(10,305,597)     $ 30,331,311
                     ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
                     ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                    BALANCED FUND
                                       COMMON SHARES                                            ADVISOR SHARES
                   ------------------------------------------------------   -------------------------------------------------------
                    FOR THE TWO                                               FOR THE TWO
                    MONTHS ENDED      FOR THE YEAR        FOR THE YEAR       MONTHS ENDED       FOR THE YEAR        FOR THE YEAR
                    OCTOBER 31,           ENDED               ENDED           OCTOBER 31,           ENDED               ENDED
                        1997         AUGUST 31, 1997     AUGUST 31, 1996         1997          AUGUST 31, 1997     AUGUST 31, 1996
                   --------------   -----------------   -----------------   ---------------   -----------------   -----------------
Shares sold               152,757         1,550,047          2,799,590            1,762              10,558              45,037
Shares issued to
 shareholders on
 reinvestment of
 dividends                  8,126            80,179             29,983               26                 146                   2
Shares redeemed          (231,496)       (1,480,328)          (725,370)          (1,313)             (1,184)            (44,170)
                   --------------   -----------------   -----------------        ------             -------             -------
Net increase
 (decrease) in
 shares
 outstanding              (70,613)          149,898          2,104,158              475               9,520                 869
                   --------------   -----------------   -----------------        ------             -------             -------
                   --------------   -----------------   -----------------        ------             -------             -------
Proceeds from
 sale of shares     $   2,259,503     $  19,842,484        $32,792,373          $25,967           $ 134,935           $ 535,614
Reinvested
 dividends                121,653         1,012,371            345,728              385               1,868                  25
Net asset value
 of shares
 redeemed              (3,443,737)      (19,105,605)        (8,530,390)         (19,172)            (15,173)           (534,832)
                   --------------   -----------------   -----------------        ------             -------             -------
Net increase
 (decrease) from
 capital share
 transactions       $  (1,062,581)    $   1,749,250        $24,607,711          $ 7,180           $ 121,630           $     807
                   --------------   -----------------   -----------------        ------             -------             -------
                   --------------   -----------------   -----------------        ------             -------             -------

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

8. LIABILITIES
   At October 31, 1997, each Fund had the following affiliated and investment related liabilities:

                          CAPITAL         EMERGING       POST-VENTURE
                        APPRECIATION       GROWTH           CAPITAL
                            FUND            FUND             FUND
                        ------------     -----------     -------------
Payable for
 securities
 purchased (at
 value)                  $6,405,197      $23,605,835      $ 2,765,677
Investment advisory
 fee payable                387,381        1,577,034           98,308
Administrative
 services fees
 payable                     55,340          175,226           10,139
Distribution fees
 payable                          0                0           25,288
Payable for Fund
 share's redeemed           435,868        1,378,150          877,442

9. NET ASSETS
   At October 31, 1997, capital contributions, undistributed net investment income and accumulated net realized gain (loss) on security transactions have been adjusted for current period permanent book/tax differences. The Emerging Growth Fund and the Post-Venture Capital Fund reclassified $11,348,164 and $1,732,839, respectively, from accumulated net investment loss to capital contributions. The Small Company Value Fund reclassified $1,097,451 from accumulated net investment loss to accumulated net realized gain (loss) from security transactions. The Small Company Growth Fund reclassified offering costs of $97,777 from accumulated net investment loss to capital contributions. The Strategic Value Fund reclassified offering costs of $97,534 from undistributed net investment income to capital contributions. The Growth and Income Fund reclassified $45,603 of distributions from accumulated net realized gain (loss) from security transactions to undistributed net investment income. The Balanced Fund reclassified $187 in paydown gains from accumulated net realized gain
(loss) from security transactions to undistributed net investment income. The Post-Venture Capital Fund and the Balanced Fund reclassified $3,944 and $590, respectively, from accumulated net realized gain/loss from foreign currency related items to undistributed net investment income/loss. Net investment income, net realized gain (loss) on security transactions and net assets were not affected by this reclassification.

   Net Assets at October 31, 1997 consisted of the following:

                          CAPITAL           EMERGING        POST-VENTURE
                        APPRECIATION         GROWTH            CAPITAL
                            FUND              FUND              FUND
                        ------------     --------------     -------------
Capital contributed,
 net                    $418,060,943     $1,386,502,710     $  93,479,777
Undistributed net
 investment income         2,077,591                  0                 0
Accumulated net
 realized gain
 (loss) from
 security
 transactions            111,076,265        117,598,421        (2,591,035)
Net unrealized
 appreciation
 (depreciation) from
 investments and
 foreign currency
 related items            90,477,393        468,715,660        18,955,670
                        ------------     --------------     -------------
Net assets              $621,692,192     $1,972,816,791     $ 109,844,412
                        ------------     --------------     -------------
                        ------------     --------------     -------------

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                        SMALL COMPANY      STRATEGIC
                            VALUE            VALUE        GROWTH & INCOME      BALANCED
                            FUND             FUND              FUND              FUND
                        -------------     -----------     ---------------     -----------
                          $1,136,236          $80,313        $23,101,583         $208,869
                             207,550                0            463,039           12,072
                              21,247            1,138             56,430            3,381
                              53,062            2,846                  0            8,417
                             343,483                0          6,070,067           17,190

                        SMALL COMPANY      STRATEGIC
                            VALUE            VALUE        GROWTH & INCOME      BALANCED
                            FUND             FUND              FUND              FUND
                        -------------     -----------     ---------------     -----------
                        $172,519,177      $10,780,494      $ 512,752,652      $30,232,413
                                   0          121,045                  0           38,284
                          20,656,711          587,649        110,705,066        3,483,388
                          30,753,945          619,284         72,675,620        4,697,669
                        -------------     -----------     ---------------     -----------
                        $223,929,833      $12,108,472      $ 696,133,338      $38,451,754
                        -------------     -----------     ---------------     -----------
                        -------------     -----------     ---------------     -----------

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

10. CAPITAL LOSS CARRYOVER
   At October 31, 1997, capital loss carryovers available to offset possible future capital gains of each Fund were as follows:

                        CAPITAL LOSS CARRYOVER
                              EXPIRING IN
                        -----------------------     TOTAL CAPITAL
        FUND               2004          2005       LOSS CARRYOVER
--------------------    ----------     --------     --------------
Post-Venture Capital    $2,519,692     $      0       $2,519,692

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

11. OTHER FINANCIAL HIGHLIGHTS

   Each Fund currently offers one other class of shares, Common Shares, representing equal pro rata interests in each of the respective Warburg Pincus Equity Funds. The financial highlights for a Common Share of each Fund are as follows:

                                                                  CAPITAL APPRECIATION FUND
                                                      --------------------------------------------------
                                                                        COMMON SHARES
                                                      --------------------------------------------------
                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                      --------------------------------------------------
                                                       1997       1996       1995       1994       1993
                                                      ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF YEAR                    $17.95     $16.39     $14.29     $15.32     $13.30
                                                      ------     ------     ------     ------     ------
   Income from Investment Operations:
   Net Investment Income                                 .11        .08        .04        .04        .05
   Net Gain on Securities (both realized and
     unrealized)                                        4.93       3.53       3.08        .17       2.78
                                                      ------     ------     ------     ------     ------
       Total from Investment Operations                 5.04       3.61       3.12        .21       2.83
                                                      ------     ------     ------     ------     ------
   Less Distributions:
   Dividends from Net Investment Income                 (.10)      (.01)      (.04)      (.05)      (.05)
   Distributions from Realized Gains                   (1.80)     (2.04)      (.98)     (1.19)      (.76)
                                                      ------     ------     ------     ------     ------
       Total Distributions                             (1.90)     (2.05)     (1.02)     (1.24)      (.81)
                                                      ------     ------     ------     ------     ------
NET ASSET VALUE, END OF YEAR                          $21.09     $17.95     $16.39     $14.29     $15.32
                                                      ------     ------     ------     ------     ------
                                                      ------     ------     ------     ------     ------
Total Return                                           30.98%     24.67%     24.05%      1.65%     22.19%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (000s)                        $587,091   $407,707   $235,712   $159,346   $159,251
Ratios to average daily net assets:
   Operating expenses                                   1.01%@     1.04%@     1.12%      1.05%      1.01%
   Net investment income                                 .54%       .59%       .31%       .26%       .30%
   Decrease reflected in above operating expense
     ratios due to waivers/reimbursements                .00%       .00%       .00%       .01%       .00%
Portfolio Turnover Rate                               238.11%    170.69%    146.09%     51.87%     48.26%
Average Commission Rate #                             $.0595     $.0595         --         --         --

--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .01% and .01% for the years ended October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.00% and 1.03% for the years ended October 31, 1997 and 1996, respectively.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1997 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on a per share basis were as follows:

                       Ordinary income                 $ .93
                       Long-term capital gain            .97

Ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders was 30.74%.
Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1998.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

11. OTHER FINANCIAL HIGHLIGHTS (CONT'D)

                                                                   EMERGING GROWTH FUND
                                                    ---------------------------------------------------
                                                                       COMMON SHARES
                                                    ---------------------------------------------------
                                                              FOR THE YEAR ENDED OCTOBER 31,
                                                    ---------------------------------------------------
                                                     1997        1996       1995       1994       1993
                                                    ------      ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF YEAR                  $32.80      $29.97     $22.38     $23.74     $18.28
                                                    ------      ------     ------     ------     ------
   Income from Investment Operations:
   Net Investment Loss                                (.19)       (.02)      (.05)      (.06)      (.10)
   Net Gain on Securities (both realized and
     unrealized)                                      7.12        4.60       7.64        .06       5.93
                                                    ------      ------     ------     ------     ------
       Total from Investment
         Operations                                   6.93        4.58       7.59        .00       5.83
                                                    ------      ------     ------     ------     ------
   Less Distributions:
   Dividends from Net Investment Income                .00         .00        .00        .00        .00
   Distributions from Realized Gains                  (.07)      (1.75)       .00      (1.36)      (.37)
                                                    ------      ------     ------     ------     ------
       Total Distributions                            (.07)      (1.75)       .00      (1.36)      (.37)
                                                    ------      ------     ------     ------     ------
NET ASSET VALUE, END OF YEAR                        $39.66      $32.80     $29.97     $22.38     $23.74
                                                    ------      ------     ------     ------     ------
                                                    ------      ------     ------     ------     ------
Total Return                                         21.18%      16.14%     33.91%       .16%     32.28%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (000s)                  $1,515,385  $1,104,684   $487,537   $240,664   $165,525

Ratios to average daily net assets:
   Operating expenses                                 1.22%@      1.28%@     1.26%      1.22%      1.23%
   Net investment loss                                (.59%)      (.63%)     (.58%)     (.58%)     (.60%)
   Decrease reflected in above operating expense
     ratios due to waivers/reimbursements              .00%        .00%       .00%       .04%       .00%
Portfolio Turnover Rate                              87.03%      65.77%     84.82%     60.38%     68.35%
Average Commission Rate #                           $.0566      $.0567         --         --         --

--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .01% and .01% for the years ended October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.21% and 1.27% for the years ended October 31, 1997 and 1996, respectively.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1997 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on a per share basis were as follows:

                     Long-term capital gain          $ .07

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1998.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                       POST-VENTURE CAPITAL FUND
                                                          ---------------------------------------------------
                                                                             COMMON SHARES
                                                          ---------------------------------------------------
                                                                                             FOR THE PERIOD
                                                                                           SEPTEMBER 29, 1995
                                                                FOR THE YEAR ENDED          (COMMENCEMENT OF
                                                                   OCTOBER 31,                OPERATIONS)
                                                                ----------------                THROUGH
                                                             1997             1996          OCTOBER 31, 1995
                                                          -----------      -----------     ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $   16.03        $   10.69           $10.00
                                                                -----            -----            -----
   Income from Investment Operations:
   Net Investment Loss                                           (.35)            (.11)             .00
   Net Gain on Securities and Foreign Currency
     Related Items (both realized and unrealized)                1.93             5.45              .69
                                                                -----            -----            -----
       Total from Investment Operations                          1.58             5.34              .69
                                                                -----            -----            -----
   Less Distributions:
   Dividends from Net Investment Income                           .00              .00              .00
   Distributions from Realized Gains                              .00              .00              .00
                                                                -----            -----            -----
       Total Distributions                                        .00              .00              .00
                                                                -----            -----            -----
NET ASSET VALUE, END OF PERIOD                              $   17.61        $   16.03           $10.69
                                                                -----            -----            -----
                                                                -----            -----            -----
Total Return                                                     9.86%           49.95%            6.90%'D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                             $109,575         $165,081           $3,024

Ratios to average daily net assets:
   Operating expenses                                            1.66%@           1.66%@           1.65%*
   Net investment income (loss)                                 (1.27%)          (1.13%)            .25%*
   Decrease reflected in above operating expense
     ratios due to waivers/reimbursements                         .41%             .66%           23.76%*
Portfolio Turnover Rate                                        197.56%          168.46%           16.90%'D'
Average Commission Rate #                                      $.0401           $.0529               --

--------------------------------------------------------------------------------

 @ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .01% and .01% for the years ended October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1,65% and 1.65% for the years ended October 31, 1997 and 1996, respectively.
'D' Non-annualized.
 *  Annualized.
 # Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

11. OTHER FINANCIAL HIGHLIGHTS (CONT'D)

                                                                     SMALL COMPANY VALUE FUND
                                                             -----------------------------------------
                                                                           COMMON SHARES
                                                             -----------------------------------------
                                                                                     FOR THE PERIOD
                                                                                    DECEMBER 29, 1995
                                                                 FOR THE            (COMMENCEMENT OF
                                                                YEAR ENDED         OPERATIONS) THROUGH
                                                             OCTOBER 31, 1997       OCTOBER 31, 1996
                                                             ----------------      -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $  14.38                $ 10.00
                                                                  -------                 ------
   Income from Investment Operations:
   Net Investment Loss                                               (.08)                  (.02)
   Net Gain on Securities (both realized and unrealized)             4.64                   4.40
                                                                  -------                 ------
       Total from Investment Operations                              4.56                   4.38
                                                                  -------                 ------
   Less Distributions:
   Dividends from Net Investment Income                               .00                    .00
   Distributions from Realized Gains                                 (.17)                   .00
                                                                  -------                 ------
       Total Distributions                                           (.17)                   .00
                                                                  -------                 ------
NET ASSET VALUE, END OF PERIOD                                   $  18.77                $ 14.38
                                                                  -------                 ------
                                                                  -------                 ------
Total Return                                                        32.05%                 43.80%'D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                 $223,675                $84,045

Ratios to average daily net assets:
   Operating expenses                                                1.70%@                 1.75%@*
   Net investment loss                                               (.63%)                 (.43%)*
   Decrease reflected in above operating expense ratios
     due to waivers/reimbursements                                    .03%                   .44%*
Portfolio Turnover Rate                                            105.87%                 43.14%'D'
Average Commission Rate #                                          $.0555                 $.0570

--------------------------------------------------------------------------------

 @ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .01% and .00% for the year or period ended October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.69% and 1.75% for the years ended October 31, 1997 and 1996, respectively.
'D' Non-annualized.
 *  Annualized.
 # Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1997 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on a per share basis were as follows:

                   Ordinary income                 $ .17

Ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders was 93.23%.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1998.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                              STRATEGIC VALUE
                                                                                   FUND
                                                                            -------------------
                                                                               COMMON SHARES
                                                                            -------------------
                                                                              FOR THE PERIOD
                                                                             DECEMBER 31, 1996
                                                                             (COMMENCEMENT OF
                                                                            OPERATIONS) THROUGH
                                                                             OCTOBER 31, 1997
                                                                            -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $ 10.00
                                                                                   ------
   Income from Investment Operations:
   Net Investment Income                                                              .02
   Net Gain on Securities (both realized and unrealized)                             1.55
                                                                                   ------
       Total from Investment Operations                                              1.57
                                                                                   ------
   Less Distributions:
   Dividends from Net Investment Income                                               .00
   Distributions from Realized Gains                                                  .00
                                                                                   ------
       Total Distributions                                                            .00
                                                                                   ------
NET ASSET VALUE, END OF PERIOD                                                    $ 11.57
                                                                                   ------
                                                                                   ------
Total Return                                                                        15.70%'D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                                  $12,108

Ratios to average daily net assets:
   Operating expenses                                                                1.45%@*
   Net investment income                                                              .26%*
   Decrease reflected in above operating expense ratio due to
     waivers/reimbursements                                                          2.42%*
Portfolio Turnover Rate                                                            277.99%'D'
Average Commission Rate #                                                          $.0556

--------------------------------------------------------------------------------

 @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's expense ratio.
'D' Non-annualized.
 *  Annualized.
 # Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

11. OTHER FINANCIAL HIGHLIGHTS (CONT'D)

                                                                 WARBURG PINCUS
                                                              GROWTH & INCOME FUND
                                ---------------------------------------------------------------------------------
                                                                  COMMON SHARES
                                ---------------------------------------------------------------------------------
                                  FOR THE TWO                       FOR THE YEARS ENDED AUGUST 31,
                                  MONTHS ENDED       ------------------------------------------------------------
                                OCTOBER 31, 1997       1997         1996         1995         1994         1993
                                ----------------     --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING
 OF PERIOD                           $18.44          $  14.90     $  16.40     $  14.56     $  16.72     $  11.99
                                      -----          --------     --------     --------     --------     --------
   Income from Investment
     Operations:
   Net Investment Income              .0239            0.1393       0.1116       0.2224       0.0785       0.0464
   Net Gain (Loss) on
     Securities (both
     realized and
     unrealized)                      .1383            3.5352      (0.6633)      1.9834       1.8151       4.8499
                                      -----          --------     --------     --------     --------     --------
       Total from Investment
         Operations                   .1622            3.6745      (0.5517)      2.2058       1.8936       4.8963
                                      -----          --------     --------     --------     --------     --------
   Less Distributions:
   Dividends from Net
     Investment Income               (.0391)          (0.1332)     (0.1350)     (0.1824)     (0.0785)     (0.0875)
   Distributions from
     Realized Gains                    --                --        (0.8133)     (0.1834)     (3.9751)     (0.0788)
                                      -----          --------     --------     --------     --------     --------
       Total Distributions           (.0391)          (0.1332)     (0.9483)     (0.3658)     (4.0536)     (0.1663)
                                      -----          --------     --------     --------     --------     --------
NET ASSET VALUE, END OF
 PERIOD                              $18.56          $  18.44     $  14.90     $  16.40     $  14.56     $  16.72
                                      -----          --------     --------     --------     --------     --------
                                      -----          --------     --------     --------     --------     --------
Total Returns                           .85%'D'         24.78%       (3.54%)      15.62%       14.41%       41.17%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
 (000)                             $608,205          $601,159     $727,627   $1,038,193     $410,658      $60,689
Ratios to average daily net
 assets:
   Operating expenses                  1.18%@*           1.15%@       1.21%@       1.22%        1.28%        1.14%
   Net investment income                .75%*             .80%         .69%        1.64%         .41%         .30%
   Decrease reflected in
     above operating expense
     ratios due to
     waivers/reimbursements             .00%              .00%         .00%         .00%         .00%         .00%
Portfolio Turnover Rate                  19%'D'           148%          94%         109%         150%         344%
Average Commission Rate #            $.0600           $0.0587      $0.0596           --           --           --

--------------------------------------------------------------------------------

 @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's expense ratio.
'D' Non-annualized.
 *  Annualized.
 # Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1997 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on a per share basis were as follows:

                   Ordinary income                $.0391

Ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders was 100.00%.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1998.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                 WARBURG PINCUS
                                                                  BALANCED FUND
                                ---------------------------------------------------------------------------------
                                                                  COMMON SHARES
                                ---------------------------------------------------------------------------------
                                  FOR THE TWO                       FOR THE YEARS ENDED AUGUST 31,
                                  MONTHS ENDED       ------------------------------------------------------------
                                OCTOBER 31, 1997       1997         1996         1995         1994         1993
                                ----------------     --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING
 OF PERIOD                           $14.24          $  11.94     $  11.12     $  11.01     $  11.71     $  12.04
                                      -----          --------     --------     --------     --------     --------
   Income from Investment
     Operations:
   Net Investment Income              .0348            0.2275       0.1573       0.2080       0.4132       0.5555
   Net Gain on Securities
     and Foreign Currency
     Related Items (both
     realized and
     unrealized)                      .1521            2.4649       0.9389       1.7225       0.3248       1.1253
                                      -----          --------     --------     --------     --------     --------
       Total from Investment
         Operations                   .1869            2.6924       1.0962       1.9305       0.7380       1.6808
                                      -----          --------     --------     --------     --------     --------
   Less Distributions:
   Dividends from Net
     Investment Income               (.0468)          (0.2429)     (0.1300)     (0.3136)     (0.4586)     (0.5412)
   Distributions from
     Realized Gains                    --             (0.1511)     (0.1462)     (1.5069)     (0.9794)     (1.4696)
                                      -----          --------     --------     --------     --------     --------
       Total Distributions           (.0468)          (0.3940)     (0.2762)     (1.8205)     (1.4380)     (2.0108)
                                      -----          --------     --------     --------     --------     --------
NET ASSET VALUE, END OF
 PERIOD                              $14.38          $  14.24     $  11.94     $  11.12     $  11.01     $  11.71
                                      -----          --------     --------     --------     --------     --------
                                      -----          --------     --------     --------     --------     --------
Total Returns                          1.30%'D'         23.03%        9.99%       21.56%        6.86%       15.27%(a)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
 (000)                              $38,294           $38,926      $30,853       $5,342         $808         $762
Ratios to average daily net
 assets:
   Operating expenses                  1.35%@*           1.35%@       1.53%@       1.53%           0%           0%
   Net investment income               1.38%*            1.76%        1.66%        2.30%        3.76%        4.13%
   Decrease reflected in
     above operating expense
     ratios due to
     waivers/reimbursements             .68%*             .55%         .90%        4.51%        5.46%        5.37%
Portfolio Turnover Rate                  15%'D'           120%         108%         107%          32%          30%
Average Commission Rate #            $.0430           $0.0400      $0.0453           --           --           --

--------------------------------------------------------------------------------

 @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's expense ratio.
 'D' Non-annualized.
  *  Annualized.
  # Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

(a) Sales load not reflected in total return. The sales load was eliminated effective August 31, 1994.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1997 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on a per share basis were as follows:

                     Ordinary income                $.0468

Ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders was 41.39%.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1998.

WARBURG PINCUS EQUITY FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Boards of Directors, Trustees and Shareholders of
WARBURG PINCUS EQUITY FUNDS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Warburg Pincus Post-Venture Capital Fund, Warburg Pincus Small Company Growth Fund and Warburg Pincus Strategic Value Fund and the statements of net assets of Warburg Pincus Capital Appreciation Fund, Warburg Pincus Emerging Growth Fund, Warburg Pincus Small Company Value Fund, Warburg Pincus Growth & Income Fund and Warburg Pincus Balanced Fund (all funds collectively referred to as the 'Warburg Pincus Equity Funds'), as of October 31, 1997, and the related statements of operations, changes in net assets and the financial highlights for each of the years (or periods) presented. These financial statements and financial highlights are the responsibility of the Warburg Pincus Equity Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Warburg Pincus Equity Funds as of October 31, 1997, the results of their operations, the changes in their net assets and their financial highlights for each of the years (or periods) presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 19, 1997

                               WARBURG PINCUS
                                ADIVSOR FUNDS

                                 COUNSELLORS
                                SECURITIES INC.,
                                  DISTRIBUTOR
                                 800-369-2728



                                WARBURG PINCUS
                               ASSET MANAGEMENT                     ADDSF-2-1097





                          STATEMENT OF DIFFERENCES
                          ------------------------

The dagger symbol shall be expressed as...............................   'D'
The division symbol shall be expressed as............................. [div]